SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant      |X|
Filed by a Party other than the Registrant      |_|

Check the appropriate box:

|_|               Preliminary Proxy Statement
|_|                Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|               Definitive Proxy Statement
|_|               Definitive Additional Materials
|_|               Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MASTEC, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
|X|               No fee required
|_|               Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

|_|               Fee paid previously with preliminary materials.
|_|              Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

[GRAPHIC OMITTED]

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

To our shareholders:

        The 2003 Annual Meeting of Shareholders of MasTec, Inc. will be held on Friday, May 30, 2003, at 9:30 a.m., local time, at our corporate headquarters located at 3155 N.W. 77th Avenue, Miami, Florida 33122-1205. At the Annual Meeting, shareholders will be asked to vote on the following proposals:

    1.        The election of three directors as the Class II directors to serve until the 2006 Annual Meeting of Shareholders;

    2.        The approval of the MasTec, Inc. 2003 Employee Stock Incentive Plan;

    3.        The approval of the MasTec, Inc. 2003 Stock Incentive Plan for Non-Employees; and

    4.        Such other business as may properly be brought before the Annual Meeting, and at any adjournments or postponements of the Annual Meeting.

        The proposals are discussed more fully in the Proxy Statement accompanying this notice. Shareholders of record at the close of business on March 21, 2003 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

        All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure that your stock is represented at the meeting in case you are not personally present, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided. Return of the proxy card will not prevent you from voting in person at the meeting should you decide to do so. As an alternative, all shareholders are encouraged to vote by telephone or online and enroll for electronic delivery of future proxy and other materials. Please go to www.mastec.com under Investor Relations or follow the instructions accompanying your proxy card for more information and enrollment.

By Order of the Board of Directors,

/s/ Austin J. Shanfelter
Austin J. Shanfelter, President and Chief Executive Officer
Miami, Florida April 25, 2003

We urge each shareholder to promptly sign and return the enclosed proxy card or to use telephone or Internet voting as described in the proxy statement.

[GRAPHIC OMITTED]

April 25, 2003

PROXY STATEMENT

2003 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 30, 2003

        The Board of Directors of MasTec, Inc. is furnishing this Proxy Statement to solicit proxies on its behalf to be voted at the 2003 Annual Meeting of shareholders of MasTec to be held at our corporate headquarters located at 3155 N.W. 77th Avenue, Miami, Florida 33122-1205, on Friday, May 30, 2003, at 9:30 a.m. local time. At the Annual Meeting, our shareholders will be asked to vote on three proposals, which are described in greater detail in this Proxy Statement.

        This Proxy Statement and accompanying proxy and the Annual Report on Form 10-K containing the financial statements for the year ended December 31, 2002 are first being mailed or transmitted electronically on or about April 25, 2003 to shareholders of record at the close of business on March 21, 2003. All properly executed written proxies and all properly completed proxies submitted by telephone or via the internet will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

        Only holders of record of shares of common stock at the close of business on March 21, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the meeting.

VOTING

General

        The securities that can be voted at the Annual Meeting consist of our common stock, with each share entitling its owner to one vote on all matters brought before the Annual Meeting. Only shareholders of record at the close of business on March 21, 2003 are entitled to vote at the Annual Meeting. On the record date, 48,035,674 shares of common stock were outstanding and eligible to be voted at the Annual Meeting and there were 2,152 record shareholders.

Proxies

        If you are not present in person at the Annual Meeting, your shares can be voted only if represented by proxy or if you vote telephonically or online. The shares represented by your proxy will be voted in accordance with your instructions only if you properly complete, sign and return the accompanying proxy card to our Secretary prior to the Annual Meeting or vote your ballot telephonically or online.

        Shareholders may be eligible to vote electronically through the Internet or by telephone. Please go to www.mastec.com under Investor Relations or follow the instructions accompanying your proxy card for more information on voting by telephone or online and registering to receive future proxy and other materials online.

        Shareholders not wishing to vote telephonically or electronically through the Internet or whose proxy card does not reference telephone or online voting information should complete and return the enclosed paper proxy card. Signing and returning the proxy card or submitting the proxy via telephone or online does not affect the right to vote in person at the Annual Meeting. If no choice is specified on a returned proxy card, the shares represented by the proxy will be voted for the election of the three nominees for director, in favor of the approval of the MasTec 2003 Employee Stock Incentive Plan (the “Employee Plan”), in favor of approval of the MasTec 2003 Stock Incentive Plan for Non-Employees (the “Non-Employee Plan”), and in the discretion of the holder of the proxy on all other matters that may properly come before the Annual Meeting.

Quorum and Vote Required

        The presence, in person or by proxy, of a majority of the shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

        If a quorum is present, directors will be elected pursuant to Proposal 1 by the affirmative vote of a plurality of the shares of common stock voting in person or represented by proxy at the Annual Meeting, which means that the three nominees must receive the most affirmative votes to be elected to the Board of Directors. In voting for Proposal 1 to elect nominees to the Board of Directors, shareholders may vote in favor of all the nominees or any individual nominee or withhold their votes as to all the nominees or any individual nominee. In accordance with Florida law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors. If a quorum is present, for Proposals 2 and 3 involving the approval of the Employee Plan and the Non-Employee Plan, you may vote in favor of each proposal or against each proposal or may abstain from voting. The vote required to approve each of Proposals 2 and 3 is governed by Florida law and is the affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the Annual Meeting. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and therefore, will have the same legal effect as voting against each proposal.

        As of March 21, 2003 (the record date for the Annual Meeting), our directors and executive officers beneficially owned or controlled approximately 24,396,266 shares of our common stock (2,420,993 of which are shares beneficially owned through options exercisable within 60 days), constituting approximately 51% of the outstanding common stock. We believe that these holders will vote their shares of common stock in favor of the nominees for Class II directors, in favor of the Employee Plan and in favor of the Non-Employee Plan. Therefore, the presence of a quorum and the election of the director nominees and approval of the Employee and Non-Employee Plans are reasonably assured.

Revoking Your Proxy

        A proxy given pursuant to this solicitation may be revoked at any time prior to its exercise (1) by written notice delivered to our Secretary at 3155 N.W. 77th Avenue, Miami, Florida 33122-1205, (2) by executing and delivering to our Secretary a proxy with a later date, (3) by attending the Annual Meeting and voting in person or (4) by submitting a telephonic or electronic vote with a later date. With respect to telephonic or electronic votes, the last vote transmitted will be the vote counted. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

        If you hold shares of our common stock in street name and wish to vote in person at the meeting, you must present a recent proxy validating your ownership of the shares of common stock intended to be voted from your bank, broker or other nominee that holds of record your shares of common stock and proof of identity for entrance to the meeting.

Costs of this Proxy

        In addition to soliciting proxies through the mail, we may solicit proxies through our directors, officers and employees in person and by telephone or facsimile. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by MasTec.

Voting by Participants in the MasTec 401(k) Retirement Plan

        Separate proxy cards are being transmitted to all persons who have shares of our common stock allocated to their accounts as participants or beneficiaries under the MasTec, Inc. 401(k) Retirement Plan (the “401(k) Plan”). These proxy cards appoint Wells Fargo Bank, who acts as Trustee for the 401(k) Plan, to vote the shares held for the accounts of the participants or their beneficiaries in the 401(k) Plan in accordance with the instructions noted thereon. In the event no proxy card is received from a participant or beneficiary or a proxy card is received without instructions, or in the event shares are not yet allocated to any participant’s account, the Trustee will vote the shares of stock of the participant and any unallocated shares “FOR” each of Proposals 1, 2 and 3 in this proxy statement. The Trustee does not know of any other business to be brought before the Annual Meeting but it is intended that, if any other matters properly come before the Annual Meeting, the Trustee as proxy will vote upon such matters according to its judgment.

        Any 401(k) Plan participant or beneficiary who executes and delivers a proxy card to the Trustee may revoke it at any time prior to its use by executing and delivering to the Trustee a duly executed proxy card bearing a later date or by giving written notice to the Trustee at the following address: Wells Fargo Bank West, National Association, Attention: Leslieann Gallagher and Andrea Stellish — C7301-027, 1740 Broadway, Denver, Colorado 80274. Under the terms of the 401(k) Plan, only the Trustee of the 401(k) Plan can vote the shares allocated to the accounts of participants, even if such participants or their beneficiaries attend the Annual Meeting in person.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Nominating and Corporate Governance Committee of the Board of Directors has nominated each of Austin J. Shanfelter, William N. Shiebler and John Van Heuvelen to stand for reelection at the Annual Meeting, to hold office until the 2006 Annual Meeting and until their respective successor is elected and qualified. Their current term as Class II directors expires at the 2003 Annual Meeting. The Board of Directors currently is composed of nine directors elected in three classes, with three Class I, three Class II, and three Class III directors. Directors in each class hold office for three-year terms. The terms of the classes are staggered so that the term of only one class terminates each year. The terms of the current Class II directors expire at the Annual Meeting; if elected, the nominees for Class II directors will serve until the annual shareholders meeting in 2006. The terms of the Class III directors expire at the annual meeting of shareholders in 2004 and the terms of the Class I directors expire at the annual meeting of shareholders in 2005.

        Additional background information regarding the nominees for election is provided below. MasTec has no reason to believe that any of these nominees will refuse or be unable to serve as a director if elected; however, if any of the nominees is unable to serve, each proxy that does not direct otherwise will be voted for a substitute nominee designated by the Board of Directors.

        The Board of Directors recommends that you vote FOR each of the nominees named above. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the election of each of the nominees for election as a Class II director named above.

Information as to Nominees and Other Directors

Nominees for Class II Directors

        Austin J. Shanfelter, 45, has been our Chief Executive Officer and President and a member of the Board of Directors since August 2001. From February 2000 until August 2001, Mr. Shanfelter was our Chief Operating Officer. Prior to being named Chief Operating Officer, he served as President of one of our service operations from January 1997. Mr. Shanfelter has been in the telecommunications infrastructure industry since 1981. Mr. Shanfelter has been a member of the Board of Directors of the Power and Communications Contractors Association (PCCA), an industry trade group, since 1993. He is also the Chairman of the Cable Television Contractors Council of the PCCA. Mr. Shanfelter has also been a member of the Society of Cable Television Engineers since 1982 and the National Cable Television Association since 1991.

        William N. Shiebler, 61, has been a member of the Board of Directors since June 1999. Since March 2002, Mr. Shiebler has been a Managing Director of Deutsche Bank and Chief Executive Officer of the Americas for Deutsche Asset Management. Mr. Shiebler was a Senior Managing Director of Putnam Investments, a Boston based investment management firm, and President of Putnam Mutual Funds from 1990 until 2000. Before joining Putnam, he was President and Chief Operating Officer of Dean Witter Reynolds Intercapital, the investment management division of Dean Witter Reynolds, Inc., and Executive Vice President and director of Dean Witter Reynolds, Inc. Mr. Shiebler is a member of the Board of Directors of Oxigene, Inc. and Attensity, Inc. Mr. Shiebler also is a director or trustee of a number of private companies and not-for-profit charitable institutions.

        John Van Heuvelen, 56, has been a member of the Board of Directors since June 2002. Mr. Van Heuvelen spent 13 years with Morgan Stanley and Dean Witter Reynolds in various executive positions in the mutual fund, unit investment trust and municipal bond divisions before serving as president of Morgan Stanley Dean Witter Trust Company from 1993 until 1999. Since 1999, Mr. Van Heuvelen has been a private equity investor based in Denver, Colorado. His investment activities have included private telecom and technology firms, where he still remains active.

Class III Directors

        Joseph P. Kennedy II, 50, has been a member of the Board of Directors since October 1999. Mr. Kennedy is Chairman and President of Citizens Energy Corporation, a not-for-profit energy provider that he founded in 1979, as well as Chairman and/or President of a number of related companies. Mr. Kennedy served six terms in the U.S. House of Representatives during which time he was a member of the House Banking and Financial Services Committee, a senior member of the House Veteran’s Affairs Committee and the co-chair of the Older American Caucus. He also served as the ranking Democrat on the Housing and Community Opportunity Subcommittee.

        Arthur B. Laffer, 62, has been a member of the Board of Directors since March 1994. Dr. Laffer has been Chairman of Laffer Associates, an economic research and financial consulting firm, since 1979; Chief Executive Officer, Laffer Advisors Inc., a broker-dealer, since 1981; and Chief Executive Officer, Laffer Investments, an investment management firm, since 1999. Dr. Laffer is a director of Nicholas Applegate Growth Fund, Oxigene, Inc., Vivendi Environment and Petco Animal Supplies.

        Jose S. Sorzano, 62, has been a member of the Board of Directors since October 1994. Mr. Sorzano has been Chairman of The Austin Group, Inc., an international corporate consulting firm, since 1989, a director of Ultra-Scan Corp., a biometric privately held company, and a director for CIPE, the Center for International Private Enterprise. Mr. Sorzano was also Special Assistant to President Reagan for National Security Affairs from 1987 to 1988; Associate Professor of Government, Georgetown University, from 1969 to 1987; and Ambassador and U.S. Deputy to the United Nations from 1983 to 1985.

Class I Directors

        Jorge Mas, 40, has been our Chairman of the Board of Directors since January 1998 and a director since March 1994. From March 1994 to October 1999, Mr. Mas was our Chief Executive Officer. In addition, Mr. Mas is the Chairman of the Board of Directors of Neff Corp. and is a member of the Board of Directors of Nova Southeastern University. Mr. Mas has been Chairman of the Board of the Cuban American National Foundation, Inc., a not-for-profit corporation, since July 1999. Mr. Mas is the brother of Jose Mas.

        Jose R. Mas, 32, has been a member of the Board of Directors since August 2001. Mr. Mas has been our Executive Vice President – Business Development since August 2001. Mr. Mas has served in a number of capacities at the operating level with us since 1991, most recently as President of one of our service offerings from May 1999 to August 2001. He is also a member of the Board of Directors of Neff Corp. Mr. Mas is the brother of Jorge Mas, MasTec’s Chairman of the Board.

        Julia L. Johnson, 40, has been a member of the Board of Directors since February 2002. From January 2001 to the present, Ms. Johnson has been President of NetCommunications, L.L.C., a strategy consulting firm specializing in the communications, energy, and information technology public policy arenas. Prior to founding NetCommunications, Ms. Johnson was Vice President of Marketing for MILCOM Technologies, Inc., a military technology commercialization company, from March 2000 to August 2001. From November 2001 to the present, Ms. Johnson has also served as founder and Chairman of the Emerging Issues Policy Forum, a public policy organization established to promote open public policy discussions on key market, industrial and regulatory issues. Ms. Johnson served on the Florida Public Service Commission from January 1992 until November 1999, serving as chairwoman from January 1997 to January 1999. Ms. Johnson also chaired Florida’s Information Service Technology Development Task Force, which advised Florida Governor Jeb Bush on information technology policy and related legislative issues, from November 1999 to July 2001. In June 2001, Governor Bush appointed Ms. Johnson to the Florida Board of Education for a four-year term. She also serves on the Board of Advisors of GridOne, an independent corporation related to the transmission assets of Entergy, and currently serves on the University of Florida Foundation Board of Trustees.

OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Board and Committee Meetings

        The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, consisting of the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board and its committees also act by written consent. During 2002, the Board of Directors met on three occasions. During 2002, each of the current directors attended 100% of the Board meetings and the meetings of each committee on which such director serves.

        The Executive Committee is composed of Jorge Mas, who serves as Chairman, Austin J. Shanfelter, Arthur B. Laffer and William N. Shiebler. The principal function of the Executive Committee is to act for the Board of Directors when action is required between full Board meetings. During 2002, the Executive Committee met on one occasion.

        The Audit Committee is composed of Arthur B. Laffer, who serves as Chairman, William N. Shiebler and John Van Heuvelen, all of whom are independent directors. The Audit Committee oversees MasTec’s financial reporting and compliance program on behalf of the Board of Directors. The Audit Committee also is required to approve all audit and nonaudit services provided by our independent auditor, including the scope of and fees paid to the independent auditor. MasTec’s board of directors has adopted a charter that sets forth the responsibilities of the Audit Committee. During 2002, the Audit Committee met on four occasions. Please refer to the section entitled “Audit Committee and Audit Related Information” for further information.

        The Compensation Committee is composed of Arthur B. Laffer, who serves as Chairman, William N. Shiebler and Jose S. Sorzano, all of whom are independent directors. The Compensation Committee is charged with determining compensation for the Chief Executive Officer and the other senior management of MasTec, establishing salaries, bonuses and other compensation for MasTec’s executive and operating officers, administering MasTec’s stock option, stock purchase and incentive compensation plans and recommending to the Board of Directors changes to the plans. MasTec’s board of directors has adopted a charter that sets forth the responsibilities of the Compensation Committee. During 2002, the Compensation Committee met on two occasions.

        The Nominating and Corporate Governance Committee is composed of Jorge Mas, who serves as Chairman, Julia Johnson, and Joseph P. Kennedy II. The Nominating and Corporate Governance Committee is responsible for developing qualifications for members of the Board of Directors, recommending to the Board of Directors candidates for election to the Board of Directors and evaluating the effectiveness and performance of the Board of Directors. The Committee will consider candidates recommended by the shareholders pursuant to written applications submitted to our Corporate Secretary in accordance with our bylaws and Rule 14a-4 of the Securities Exchange Act of 1934, as amended. Shareholder proposals for nominees should include biographical and other related information regarding the proposed nominee sufficient to comply with applicable disclosure rules and a statement from the shareholder as to the qualifications and willingness of the candidate to serve on our Board of Directors. The Nominating and Corporate Governance Committee also develops, implements and monitors MasTec’s corporate governance principles and its code of business conduct and ethics; monitors and safeguards the board’s independence; and annually undertakes performance evaluations of the board committees and the full board of directors. MasTec’s board of directors has adopted a charter that sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee did not meet during 2002, but did take action through written consents.

        The Board of Directors has adopted a written Charter for each of its operating committees except for the Executive Committee. The full text of each Charter, the Corporate Governance Guidelines and MasTec’s Code of Conduct are available on MasTec’s website located at www.mastec.com.

Compensation of Directors

        During the last five years, MasTec has not paid its directors an annual cash retainer or other fees for serving as a director or attending meetings, however, MasTec may consider paying such retainers and fees in the future. Directors are reimbursed for their reasonable expenses in attending Board and committee meetings. Under MasTec’s current Stock Option Plan for Non-Employee Directors, our non-employee directors are eligible to receive options to purchase shares of common stock. The Compensation Committee sets the amount, exercise price and term of the options granted under this plan. The following directors received options to purchase common stock in the amounts indicated when elected to the Board in 2002: Julia L. Johnson, 45,000 and John Van Heuvelen, 45,000. All options expire ten years from the date of grant and vest annually over three years. All options were granted at an exercise price equal to the fair market value of MasTec’s common stock based on the mean between the high and low sale prices of our common stock on the New York Stock Exchange on the date of grant. Please see “Proposal 3 – Approval of the Adoption of the MasTec, Inc. 2003 Stock Incentive Plan for Non-Employees” for information regarding formula grants of stock options to non-employee directors under the proposed plan.

SECURITY OWNERSHIP

Directors and Executive Officers

        The following table sets forth the beneficial ownership as of March 21, 2003 of common stock by (i) each director of MasTec and each Named Executive Officer (as defined under the caption Executive Compensation below), and (ii) all executive officers and directors of MasTec as a group. Unless otherwise indicated, each named shareholder has sole voting and investment power with respect to the shares beneficially owned by the shareholder.

	Common Stock Beneficially Owned
Name	Number of Shares		Percent of Common Stock Outstanding
Jorge Mas	21,364,788	(1)	44.5%
Chairman of the Board
Jose R. Mas	1,439,105	(2)	3.0%
Vice Chairman of the Board and Executive Vice President
Julia L. Johnson	15,000	(3)	*
Director
Joseph P. Kennedy II	129,167	(3)	*
Director
Arthur B. Laffer	456,820	(3)	1.0%
Director
William N. Shiebler	159,425	(3)	*
Director
Jose S. Sorzano	116,170	(3)	*
Director
John Van Heuvelen	0		--
Director
Austin J. Shanfelter	545,072	(3)	1.1%
Director, President and Chief Executive Officer
Donald P. Weinstein	20,000	(3)	*
Executive Vice President and Chief Financial Officer
Eric J. Tveter	9,642		*
Executive Vice President and Chief Operations Officer
Jose M. Sariego	141,077	(3)	*
Former Senior Vice President and General Counsel
All executive officers and	24,396,266	(3)	50.8%
directors as a group (12 persons)

* Represents less than one half of one percent of the outstanding shares of MasTec common stock.

(1)	Includes 11,273,716 shares owned directly by the Jorge L. Mas Canosa Holdings I Limited Partnership, a Texas limited partnership (the "Family Partnership"), and indirectly by Jorge Mas, as the president and sole director of Jorge L. Mas Canosa Holdings Corporation, a Texas corporation, the sole general partner of the Family Partnership; and 8,380,966 shares owned of record by Jorge Mas Holdings I Limited Partnership, a Texas limited partnership ("Jorge Mas Holdings"). The sole general partner of Jorge Mas Holdings is Jorge Mas Holdings Corporation, a Texas corporation that is wholly-owned by Mr. Jorge Mas. Also includes 282,670 shares owned of record by the Mas Family Foundation, Inc., a Florida not-for-profit corporation (the "Family Foundation") of which Mr. Jorge Mas is the president; 1,084,291 shares covered by options exercisable within 60 days of March 21, 2003; and 343,145 shares owned of record individually. Mr. Jorge Mas disclaims beneficial ownership of the shares held by the Family Partnership except to the extent of his pecuniary interest therein, and disclaims beneficial ownership of all of the shares owned by the Family Foundation. The business mailing address for Mr. Jorge Mas is c/o MasTec, Inc., 3155 N.W. 77th Avenue, Miami, Florida 33122-1205.

(2)	Includes 1,114,251 shares owned of record by Jose Ramon Mas Holdings I Limited Partnership, a Texas limited partnership ("Jose Mas Holdings"). The sole general partner of Jose Mas Holdings is Jose Ramon Mas Holdings Corporation, a Texas corporation that is wholly owned by Mr. Jose Mas. Also includes 138,096 shares covered by options exercisable within 60 days of March 21, 2003; and 186,758 shares owned of record individually.

(3)	Includes shares of common stock that may be issued upon the exercise of stock options that are exercisable within 60 days of March 21, 2003 as follows: Julia L. Johnson, 15,000; Joseph P. Kennedy II, 129,167 shares; Arthur B. Laffer, 266,667 shares; William N. Shiebler, 139,167 shares; Jose S. Sorzano, 113,917 shares; Austin J. Shanfelter, 403,379 shares; Donald P. Weinstein 10,000 shares; and Jose M. Sariego, 121,309 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require that MasTec's directors, executive officers and persons who own more than 10% of MasTec's common stock, as well as certain affiliates of such persons, to file initial reports of their ownership of MasTec's common stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission. Directors, executive officers and persons owning more than 10% of MasTec's common stock are required by Securities and Exchange Commission regulations to file with the Securities and Exchange Commission and the New York Stock Exchange reports of their respective ownership of common stock and to furnish MasTec with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports received, MasTec believes that during the year ended December 31, 2002, directors, executive officers and owners of more than 10% of the common stock timely complied with all applicable filing requirements.

Certain Principal Shareholders

        As of December 31, 2002, in addition to information provided for directors and executive officers, MasTec was aware of the following shareholder who owned beneficially more than 5% of MasTec's common stock:

	Common Stock Beneficially Owned
Name	Number of Shares	Percent of Common Stock Outstanding
Mellon Financial Corporation (1)	3,958,622	8.24%

(1)	Mellon Financial Corporation and certain of its direct and indirect subsidiaries (“Mellon”) filed a Schedule 13G/A dated January 15, 2003 with the Securities and Exchange Commission reporting beneficial ownership of more than 5% of MasTec’s common stock. As reported in the Schedule 13G/A, Mellon possesses sole voting power with respect to 2,791,632 shares and possesses shared voting power with respect to 501,400 shares. As reported in the Schedule 13G/A, Mellon possesses sole dispositive power with respect to 3,957,191 and shared dispositive power with respect to 1,431 shares. Mellon’s address is One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258-0001.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table summarizes all compensation paid to our Chief Executive Officer and the four other most highly compensated executive officers of MasTec whose total salary and bonus exceeded $100,000 (together, the “Named Executive Officers”) for services rendered in all capacities to MasTec and its subsidiaries for the years ended December 31, 2002, 2001 and 2000.

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		Securities Underlying Options(4)		All Other Compensation($)
Austin J. Shanfelter	2002	601,925	100,000	(2)	150,000	(5)	619,645	(9)
President and Chief	2001	391,996	--		450,000	(6)	--
Executive Officer(1)	2000	213,657	300,000	(3)	150,000		--
Donald P. Weinstein	2002	258,577	100,000	(2)	30,000	(8)	--
Executive Vice President	2001	--	--		--		--
and Chief Financial	2000	--	--		--		--
Officer(1)
Jose R. Mas	2002	235,062	--		--		1,627	(10)
Vice Chairman of the	2001	157,197	--		125,000	(7)	1,627	(10)
Board and Executive Vice	2000	--	--		--		--
President(1)
Eric J. Tveter	2002	126,923	68,750	(2)	50,000	(8)	--
Executive Vice President	2001	--	--		--		--
and Chief Operations	2000	--	--		--		--
Officer(1)
Jose M. Sariego	2002	245,611	--		--		1,060	(10)
Former Senior Vice	2001	239,770	--		13,940		993	(10)
President and General	2000	224,038	200,000	(3)	17,418		888	(10)
Counsel (1)

(1)	Mr. Shanfelter became President and Chief Executive Officer in August 2001. Mr. Mas became Vice Chairman of the Board and Executive Vice President in August 2001. Mr. Weinstein became Executive Vice President and Chief Financial Officer in January 2002. Mr. Tveter became Executive Vice President and Chief Operations Officer in July 2002. Mr. Sariego resigned as Senior Vice President and General Counsel as of December 31, 2002.

(2)	The bonus paid to Mr. Shanfelter in 2002 was paid in connection with his amended employment agreement. The bonuses paid to Messrs. Weinstein and Tveter in 2002 were paid as inducements for employment and pursuant to their respective employment agreements.

(3)	The bonus amounts indicated for 2000 were awarded in the beginning of 2001 for performance during the year ending December 31, 2000. $30,000 of Jose Sariego’s 2000 bonus was awarded in stock valued at fair market value on the date of the grant.

(4)	The options were granted in the year indicated based on performance in the previous year unless otherwise noted. Option amounts granted prior to June 19, 2000 have been adjusted for a three-for-two stock split in the form of a stock dividend effective June 19, 2000.

(5)	Represents options to acquire 150,000 shares of our common stock that was granted to Mr. Shanfelter in connection with revising his employment agreement.

(6)	Represents options to acquire 300,000 shares of our common stock that were granted to Mr. Shanfelter for his increased responsibilities in connection with becoming President and Chief Executive Officer in August 2001 and options to acquire 150,000 shares of our common stock granted for performance during the year ending December 31, 2000 that were awarded in early 2001.

(7)	Represents options to acquire 125,000 shares of our common stock that were granted to Mr. Mas for his increased responsibilities in connection with becoming Vice Chairman of the Board and Executive Vice President in August 2001.

(8)	Represents options for Mr. Tveter to acquire 50,000 shares of our common stock and Mr. Weinstein to acquire 30,000 of our common stock in connection with their respective employment agreements.

(9)	Includes premiums paid by MasTec for insurance on the lives of Mr. Shanfelter and members of his family and interest owed to Mr. Shanfelter.

(10)	Represents premiums paid by MasTec for the term portion of life insurance on the lives of the individuals referenced.

Option Grants in Last Fiscal Year

        The following table provides information with respect to options to purchase common stock granted to the Named Executive Officers for the year ended December 31, 2002:

		Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name	Number of Shares Underlying Options Granted	Percent of Total Options granted to Employees for Fiscal Year(1)	Exercise Price ($/sh)(2)	Expiration Date	5%	10%
Austin J. Shanfelter	150,000	17.8%	$3.34	8/15/09	$203,957	$475,307
Donald P. Weinstein	30,000	3.6%	$7.07	01/02/09	$86,346	$201,223
Jose R. Mas	--	--	--	--	--	--
Eric J. Tveter	50,000	5.9%	$6.14	07/15/09	$124,980	$291,256
Jose M. Sariego	--	--	--		--	--

(1)	Based on options to purchase an aggregate of 843,500 shares of common stock granted to employees in 2002.

(2)	All options were granted at an exercise price equal to fair market value based on the mean between the high and low sale prices of our common stock on the New York Stock Exchange on the date of grant.

(3)	Amounts represent hypothetical gains assuming exercise at the end of the option term and assuming rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock. The actual gains, if any, on the stock option exercises will depend on the future performance of our common stock, the optionee’s continued employment through applicable vesting periods and the date on which the options are exercised and the underlying shares are sold. The closing price of our common stock on March 21, 2003 was $1.60 per share.

Aggregate Option Exercises and Year-End Option Values

        The following table sets forth information with respect to each exercise of stock options during the year ended December 31, 2002 by the Named Executive Officers and the value at December 31, 2002 of unexercised stock options held by the Named Executive Officers.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at December 31, 2002 Exercisable/Unexercisable (#)	Value of Unexercised in the Money Options at December 31, 2002(1) Exercisable/Unexercisable ($)

Austin J. Shanfelter	0	0	300,829/505,100	0/0
Donald P. Weinstein	0	0	0/30,000	0/0
Jose R. Mas	0	0	138,096/83,333	0/0
Eric J. Tveter	0	0	0/50,000	0/0
Jose M. Sariego	0	0	121,309/0	0/0

(1)	Market value of shares underlying in-the-money options at December 31, 2002 based on the product of $2.95 per share, the closing price of MasTec’s common stock on the New York Stock Exchange on December 31, 2002, less the exercise price of each option, multiplied by the number of in-the-money options as of that date.

Equity Compensation Plan Information

        The following table sets forth information about MasTec’s common stock that may be issued under all of MasTec’s existing equity compensation plans as of December 31, 2002, which include the 1994 Stock Incentive Plan, 1994 Stock Option Plan for Non-Employee Directors, 1997 Annual Incentive Compensation Plan, 1997 Non-Qualified Employee Stock Purchase Plan, Non-Employee Directors’ Stock Plan, Inepar Stock Option Agreement, 1999 Non-Qualified Option Plan and individual option agreements. The 1994 Stock Incentive Plan, 1994 Stock Option Plan for Non-Employee Directors and the 1997 Annual Incentive Compensation Plan were approved by our shareholders. The information in the following table does not include securities under our proposed 2003 Employee Stock Incentive Plan and 2003 Stock Incentive Plan for Non-Employees described in Proposals 2 and 3 below for which shareholder approval is being sought at the Annual Meeting.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity Compensation Plans Approved by Shareholders	6,099,762	$10.59	2,023,862

Equity Compensation Plans Not Approved by Shareholders	2,644,462	$ 17.33	591,612

TOTAL	8,744,224		2,615,474
__________________
(1)	Calculations to compute the weighted average for options, warrants and rights under the 1997 Annual Incentive Plan and Non-Employee Directors’ Stock Plan were based upon an assumed purchase price of $1.61 per share, which was the fair market value based on the mean between the high and low sale price of our common stock on the New York Stock Exchange on March 21, 2003, and for the 1997 Non-Qualified Employee Stock Purchase Plan were based upon an assumed purchase price of $1.37 per share, which is 85% of the fair market value on March 21, 2003. See “Summaries of Plans Not Approved by Our Shareholders” below for a description of the Non-Employee Directors’ Stock Plan and the 1997 Non-Qualified Employee Stock Purchase Plan.

(2)	The 1997 Annual Incentive Plan has 1,500,000 shares remaining available for future issuance, but MasTec has never issued any shares under the plan and has no current plans to do so.

Summaries of Plans Not Approved by Our Shareholders

        1997 Non-Qualified Employee Stock Purchase Plan. The MasTec, Inc. 1997 Non-Qualified Employee Stock Purchase Plan is administered by the Compensation Committee, and permits employees of MasTec who meet certain criteria set by the Committee to purchase common stock of MasTec at a 15% discount to the market price at the time of purchase. Such purchases are made through regular payroll deductions or lump sum investments. Employees are limited to a maximum investment of $25,000 in the plan each year. The total amount of common stock reserved under the plan is approximately 365,000 shares, substantially all of which have been purchased. The Board of Directors is considering amending the plan to increase the available number of shares under the plan.

        Non-Employee Directors’ Stock Plan. The MasTec, Inc. Non-Employee Directors’ Stock Plan adopted in 1998 permits non-employee directors to elect to receive all or a specified percentage of any director fees paid for each year of service on the board in shares of MasTec common stock. The number of shares issued to each non-employee director is determined by dividing the director’s fees owed to such director by the fair-market value of a share of common stock on the date of the issue. The shares issued are delivered to the non-employee director and the non-employee director has all the rights and privileges of a stockholder as to the shares. The shares were immediately vested upon grant and were not forfeitable to MasTec. The maximum number of shares of common stock that may be issued under the plan is 150,000, substantially all of which have not been issued.

        This plan is administered by the Compensation Committee. The Committee has authority to adopt such rules as it may deem appropriate to carry out the purposes of the plan. In the event MasTec undertakes a transaction resulting in a change in the outstanding common stock, the Committee in its discretion may make proportionate adjustments as it considers appropriate to prevent diminution or enlargement of the rights of non-employee directors under the plan with respect to the aggregate number of shares of common stock authorized to be issued under the plan. MasTec has not used this plan in the last four years since director compensation has been paid by grant of options to purchase common stock and has no current plans to use this plan in the future.

        1999 Non-Qualified Employee Stock Option Plan. The 1999 Non-Qualified Employee Stock Option Plan is administered by the Compensation Committee of the board and permits the Committee to grant non-qualified options to purchase up to 3,000,000 shares of common stock to any MasTec employee. The Compensation Committee determines the recipient of options, the number of shares covered by each option, and the terms and conditions of options within the parameters of the plan (including the exercise price, vesting schedule, and the expiration date) and may adopt rules and regulations necessary to carry out the plan.

        Options may be granted pursuant to the plan until January 31, 2009, after which time no further options will be granted under the plan, but options previously granted may be exercised pursuant to the respective terms. The Compensation Committee has the authority to change or discontinue the plan or the options issued pursuant thereto at any time without the holders consent so long as the holders’ rights would not be impaired. The plan permits the Compensation Committee to determine and accept different forms of payment pursuant to the exercise of options.

        The plan provides for the termination of all outstanding options whether or not vested in the event of a termination of employment, and permits the Committee to take certain actions in the event of a change of control to ensure fair and equitable treatment of the employees who hold options granted under the plan, including accelerating the vesting of any outstanding option, offering to purchase any outstanding option and making other changes to the terms of the outstanding options.

        Inepar Stock Option Agreement. Effective July 31, 1997, MasTec granted Inepar S.A. Indústria e Construç&otidle;es, a Brazilian corporation, an option to purchase 75,000 shares of MasTec common stock at $17.67 per share in connection with an acquisition by MasTec. All of the Inepar options are currently vested and will expire on July 31, 2007.

        Individual Option Grants. MasTec has entered into various option agreements (for approximately 211,000 shares of common stock) with non-employee directors, advisors and other parties in connection with providing certain services, acquisitions and other matters. Such options have various vesting schedules and exercise prices and have been included in the equity compensation plan table above.

Employment and Other Agreements

        Effective January 1, 2002, MasTec entered into employment agreements with Austin J. Shanfelter relating to his employment as President and Chief Executive Officer. The agreement is for a term of four years unless earlier terminated, and provides that Mr. Shanfelter will be paid an annual salary of $600,000, an initial bonus of $100,000 prior to March 31, 2003 and deferred compensation of $2,000,000. The agreement also provides for a bonus to be paid pursuant to an incentive performance bonus plan to be agreed upon and stock options pursuant to MasTec’s stock option plans. Following termination of employment, the agreement provides for a two-year consulting period at $500,000 per year. Additionally, if there is a change of control of MasTec during the employment term, the executive will be entitled to all of the unpaid portion of his salary for the remaining term of the agreement, to the consulting fees, any unpaid portion of the initial bonus and the deferred compensation amount and to immediate vesting of any previously unvested options. The agreement also contains gross-up for any excise taxes, confidentiality, non-competition and non-solicitation provisions.

        On January 1, 2002, MasTec set forth the terms and conditions of employment of Donald P. Weinstein relating to his employment as Executive Vice President — Chief Financial Officer. These terms state that they are not to be construed as an employment agreement and that Mr. Weinstein is an employee at-will and may be terminated at any time upon one day’s written notice. These terms specify that Mr. Weinstein will be paid an annual salary of $270,000 and a guaranteed bonus of at least $60,000 for 2002. MasTec granted Mr. Weinstein options to purchase 30,000 shares of stock pursuant to the terms of MasTec’s stock option plan.

        Effective January 1, 2002, MasTec and Carmen Sabater, former Chief Financial Officer of MasTec, amended Ms. Sabater’s employment agreement, terminating such agreement as of January 1, 2002. MasTec agreed to pay Ms. Sabater total severance payments during the year 2002 of $500,000 and forgave a $125,000 obligation to MasTec under a promissory note dated November 2000.

        In July 2002, MasTec entered into an employment agreement with Eric J. Tveter as Executive Vice President and Chief Operations Officer with a two year term at an annual base salary of $300,000 (with annual cost of living increases) and a grant of 50,000 stock options, a guaranteed bonus for the year 2002 equal to one half of his base salary paid to him during the year 2002 and payable prior to March 31, 2003, and the right to participate in MasTec’s bonus plan for Senior Management Committee January 1, 2003. The agreement contains noncompete and nonsoliciation provisions for a period of two years following the term of the agreement.

        In December 2002, MasTec entered into a severance agreement with Jose M. Sariego, MasTec’s Senior Vice President and General Counsel, effective December 31, 2002. MasTec will provide Mr. Sariego total severance payments of $120,000 during 2003, payment of certain insurance benefits and the vesting of his outstanding options.

        In June 2001, MasTec agreed to pay up to $300,000 over a four year period of the premiums on policies of life insurance on Mr. Shanfelter and members of his family in exchange for a promissory note from Mr. Shanfelter in the full amount of the premiums to be paid plus interest together with an assignment of the policies as collateral for the promissory note. The full amount of the promissory note plus interest is payable solely from the proceeds of the policies, when paid, which are assigned to MasTec. The balance of proceeds from the policies, after repayment of the promissory note plus interest, will be remitted to the applicable insured’s beneficiary. MasTec has not paid premiums under these policies since April 2002 and will not make any future payments under these policies. On November 1, 2002, MasTec and Austin Shanfelter entered into a split dollar agreement wherein MasTec agreed to pay the premiums due on a life insurance policy with an aggregate face amount of $18,000,000. Mr. Shanfelter and his spouse are the insureds under the policy. Under the terms of this agreement, MasTec is the sole owner and beneficiary of the policy and is entitled, upon the death of the insureds, to recover all premiums it pays on the policy plus interest equal to four percent, compounded annually. The remainder of the policy’s proceeds will be paid in accordance with Mr. Shanfelter’s designations. MasTec will make the premium payments for the term of the agreement or until the agreement is terminated, which occurs upon any of the following events: (i) total cessation of MasTec’s business, (ii) bankruptcy, receivership or dissolution of MasTec, or (iii) the six year anniversary of the agreement. In 2002, MasTec paid approximately $500,000 in premiums in connection with insurance policies for Mr. Shanfelter and his family.

        Effective August 7, 2001, MasTec entered into a severance agreement with Joel-Tomas Citron relating to his separation from MasTec. Under the agreement, MasTec is obligated to pay Mr. Citron $10,000,000 in equal installments, without interest, on September 3, 2001, January 2, 2002, April 1, 2002, July 1, 2002 and October 1, 2002. The final installment was reduced by $750,000 to offset the amount due to MasTec under a non-interest bearing demand promissory note between MasTec and Mr. Citron. The severance agreement specifies that Mr. Citron will provide certain consulting services to MasTec upon MasTec’s request until August 7, 2003. All of Mr. Citron’s stock options to acquire MasTec common stock became fully vested and immediately exercisable under the severance agreement. Under the agreement, Mr. Citron agreed to certain restrictions on his ability to provide services to persons or entities that compete with MasTec or any of its affiliates, to solicit customers and employees of MasTec and to disclose MasTec’s confidential information. Mr. Citron also agreed to aid MasTec in any legal proceedings or investigations and agreed to release MasTec from any claims relating to his employment with MasTec.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is responsible for establishing and administering the policies for MasTec’s compensation programs and for approving the compensation levels of the executives of MasTec, including its Chief Executive Officer. The Compensation Committee also reviews with the Chief Executive Officer guidelines for salaries and bonus awards applicable to MasTec’s employees other than its executives. The Compensation Committee is composed of Arthur B. Laffer, who serves as Chairman, William N. Shiebler and Jose S. Sorzano, all of whom are independent directors of MasTec.

Statement of Philosophy of Executive Compensation

        The executive compensation program of MasTec is designed to (i) provide base compensation reasonably comparable to that offered by other leading companies to their executives so as to attract and retain talented personnel, (ii) motivate executives to achieve the strategic goals set by MasTec by linking an executive’s incentive compensation to the performance of MasTec and applicable business units, as well as to individual performance, and (iii) align the interests of MasTec’s executives with the long-term interests of its shareholders through the award of stock options and other stock-related programs. To implement this philosophy, MasTec offers its executives compensation packages that include a mix of salary, incentive bonus awards, and stock options.

        In determining the level and form of executive compensation to be paid or awarded, the Committee relies primarily on MasTec’s results of operations and, in the case of senior executives, an assessment of MasTec’s overall performance in light of its strategic objectives. The primary factor the Compensation Committee considered in establishing 2002 compensation for senior executives was the net loss incurred by MasTec in 2001.

Salary

        The base salary of executives is determined initially by analyzing and evaluating the responsibilities of the position and comparing the proposed base salary with that of executives in comparable positions in other companies. Adjustments are determined by objective factors such as MasTec’s performance and the individual’s contribution to that performance and subjective considerations such as additional responsibilities taken on by the executive. Austin J. Shanfelter was the only executive officer in 2002 for whom the Compensation Committee increased the base salary, based on the employment agreement effective January 1, 2002.

Incentive Awards

        In addition to paying a base salary, MasTec awards incentive bonuses as a component of overall compensation. MasTec has established incentive compensation plans for our executives at both the corporate and operational levels that award incentive bonuses based primarily on MasTec’s or an individual unit’s performance as measured by earnings before interest and taxes (“EBIT”). Because bonuses are based on performance during a year and it takes time to gather and evaluate the necessary financial data to gauge performance, bonuses for performance in a year are not paid until the beginning of the next year. Awards are based on a multiple of base salary or a percentage of EBIT. A portion of the bonus may be awarded in stock and stock options. MasTec or the individual unit must meet certain minimum thresholds before any bonus is earned. For performance in 2002, the Compensation Committee awarded no cash bonuses to MasTec’s executives under these plans. None of the Named Executive Officers received an incentive bonus award for 2002 performance and the only bonuses awarded to the Named Executive Officers in 2002 were paid pursuant to the Named Executive Officers employment agreements.

Long-Term Incentives

        Stock options are granted as long-term incentive compensation to encourage and enhance positive performance and to align the interest of our executives with our shareholders. Options are granted at a price equal to the fair market value of our common stock on the New York Stock Exchange on the date of grant, and will have value only if MasTec’s stock price increases. Grants to executives are based on their scope of responsibility, performance, size of prior grants and strategic practices. Of the named executive officers, Messrs. Tveter and Weinstein received stock option grants during 2002 as incentives for employment in connection with their original employment agreements and Mr. Shanfelter received a stock option grant during 2002 in connection with his revised employment agreement.

        Awards generally are not exercisable immediately upon grant, but instead vest over a specified period. Accordingly, an employee must remain employed by us for a specified period to enjoy the full economic benefit of an award.

Chief Executive Officer Compensation

        Effective January 1, 2002, MasTec entered into an employment agreement with Austin J. Shanfelter relating to his employment as Chief Executive Officer. The agreement is for a term of four years unless earlier terminated, and provides that Mr. Shanfelter will be paid an annual salary of $600,000, an initial bonus of $100,000 prior to March 31, 2003 and deferred compensation of $2,000,000. The agreement also provides for a bonus to be paid pursuant to an incentive performance bonus plan to be agreed upon. Finally, following termination of employment, the agreement provides for a two-year consulting period at $500,000 per year. Additionally, if there is a change of control of MasTec during the employment term, the executive will be entitled to all of the unpaid portion of his salary for the remaining term of the agreement, to the consulting fees, any unpaid portion of the initial bonus and the deferred compensation amount and to immediate vesting of any previously unvested options. The agreement also contains non-competition and non-solicitation provisions during the term of the agreement.

Compensation Committee Interlocks and Insider Participation

    Mr. Laffer, who is a MasTec director and serves as Chairman of our Compensation Committee, resigned as a member of the board of directors and compensation committee of Neff Corp. on November 18, 2002. MasTec purchases, rents and leases equipment used in its business from a number of different vendors, on a nonexclusive basis, including Neff. See “Certain Relationships and Related Transactions” below for more information.

        Jorge Mas and Jose Ramon Mas, Chairman of the Board and Vice Chairman of the Board and Executive Vice President of MasTec, respectively, are members of the Board of Directors of Neff Corp., and Juan Carlos Mas, the brother of Jorge and Jose Ramon Mas, is the Chairman, CEO and a director of Neff Corp. Messrs. Jorge, Jose Ramon and Juan Carlos Mas, and their respective families, own a controlling interest in both MasTec and Neff Corp.

Compensation Committee

        Arthur B. Laffer
        William N. Shiebler
        Jose S. Sorzano

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        As of January 1, 2002, Carmen M. Sabater was indebted to MasTec for $125,000 under a non-interest bearing demand promissory note. Ms. Sabater’s obligation to repay her loan was forgiven by MasTec as part of her severance arrangement, which was effective January 1, 2002.

        As of December 31, 2001, Jose Mas, Vice Chairman of the Board and Executive Vice President, and Juan Carlos Mas, the brother of Jorge and Jose Mas, were indebted to MasTec for an aggregate of $72,673 and $116,533, respectively, representing advances made to them to pay their tax obligations resulting from the termination of the subchapter S corporation election of MasTec’s predecessor company at the time of the merger of the predecessor company with Burnup & Sims Inc. in 1994. Interest on the advances has accrued at an annual rate of prime plus two percent. On May 13, 2002, Jose and Juan Carlos Mas paid this indebtedness in full.

        MasTec purchases, rents and leases equipment used in its business from a number of different vendors, on a non-exclusive basis, including Neff Corp., in which Jorge Mas and Jose Mas are directors and owners of a controlling interest. Juan Carlos Mas, the brother of Jorge and Jose Mas, is Chairman, Chief Executive Officer and a director of Neff Corp. Additionally, Jorge Mas, Juan Carlos Mas and Jose Mas have a controlling interest in Neff. During the year ended December 31, 2002, MasTec paid Neff approximately $1.8 million for equipment purchases, rentals and leases, which constituted approximately 4.1% of MasTec’s total equipment purchases, rentals and leases during the year. MasTec believes the amount paid to Neff is equivalent to the payments that would have been made between unrelated parties for similar transactions acting at arm’s length.

        Effective as of August 27, 2002, MasTec and Jorge Mas entered into a split dollar agreement wherein MasTec agreed to pay the premiums due on two life insurance policies with an aggregate face amount of $50,000,000. Mr. Mas and his spouse are the insureds under the policies. Under the terms of this agreement, MasTec is the sole owner and beneficiary of the policies and is entitled to recover all premiums it pays on the policies plus interest equal to four percent, compounded annually, upon the death of the insureds. The remainder of the policies’ proceeds will be paid in accordance with Mr. Mas’ designations. MasTec will make the premium payments until the agreement is terminated, which occurs upon any of the following events: (i) total cessation of MasTec’s business, (ii) bankruptcy, receivership or dissolution of MasTec, or (iii) a change of control of MasTec.

        Additionally, effective as of September 13, 2002, MasTec and Jorge Mas entered into a second split dollar agreement (as amended on December 1, 2002) wherein MasTec agreed to pay the premiums due on a life insurance policy with a face amount of $80,000,000, $60,000,000 of which is subject to the agreement and the remaining $20,000,000 is deemed to be key-man insurance payable to MasTec and falls outside of the agreement. Jorge Mas is the insured under this policy. Under the terms of this agreement, MasTec is the sole owner and beneficiary of the policy and is entitled to recover all premiums it pays on the portion of the policy subject to the agreement, plus interest equal to four percent, compounded annually, upon the death of the insured. MasTec will make the premium payments until the agreement is terminated, which occurs upon any of the following events: (i) total cessation of MasTec’s business, (ii) bankruptcy, receivership or dissolution of MasTec, or (iii) a change of control of MasTec. An amount equal to $60,000,000 of the policy’s proceeds will be paid in accordance with Jorge Mas’s designations. Any remainder of the proceeds will be paid to MasTec. In 2002, MasTec paid $1,340,400 in premiums in connection with the split dollar agreements for Jorge Mas.

        Julia L. Johnson, a director, entered into a one-year consulting agreement with MasTec through NetCommunications on June 1, 2000. The agreement specified that Ms. Johnson would provide business development consulting to MasTec on a nonexclusive basis for a flat fee of $12,500 per month. Pursuant to the agreement, Ms. Johnson would identify new customers, identify additional business opportunities with existing customers, arrange meetings and presentations with new and existing customers, assist in the preparation of proposals, and provide guidance to develop additional business opportunities for MasTec. The agreement contains customary non-compete, non-solicitation and confidential information provisions. The agreement expired in May 2001 but was continued on a month-to-month basis until April 2002, at which time the parties mutually agreed to terminate the agreement. Ms. Johnson was paid $50,000 for her consulting services in 2002 prior to the termination of the consulting agreement. Ms. Johnson is also the founder and Chairman of the Emerging Issues Policy Forum, a public policy organization established to promote open public policy discussions on key market, industrial and regulatory issues. MasTec paid the Emerging Issues Policy Forum $20,000 in 2002 for membership.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total shareholder return on MasTec’s common stock from December 31, 1997 through December 31, 2002 with the cumulative total return of the Standard & Poor’s 500 Stock Index and a company-constructed index of six peer companies consisting of Black Box Corp., Dycom Industries, Inc., International Fibercom, Inc., LCC International Inc., Quanta Services, Inc., and Wireless Facilities Inc. The graph assumes that the value of the investment in the common stock was $100 on December 31, 1997, with the number of shares purchased for the $100 investment determined based on the fair market value on that date and that all dividends were reinvested. This data is not necessarily indicative of future results.

[GRAPHIC OMITTED]

* $100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
MasTec	$100.00	$ 91.80	$194.54	$131.14	$ 45.57	$19.34
S&P 500	$100.00	$128.58	$155.64	$141.46	$124.65	$97.10
Peer Group	$100.00	$144.15	$203.89	$207.21	$100.52	$64.01

PROPOSAL 2

APPROVAL OF THE ADOPTION OF THE MASTEC, INC.

2003 EMPLOYEE STOCK INCENTIVE PLAN

Introduction

        MasTec’s 1994 stock option plan for employees has a low number of shares of common stock remaining and will expire in early 2004. Therefore, in order to further our growth and development, to encourage employees to obtain a proprietary interest in MasTec by owning MasTec’s stock, and to attract quality employees and encourage employees to continue in our service, MasTec proposes to adopt the MasTec, Inc. 2003 Employee Stock Incentive Plan, which MasTec refers to in this description as the “Employee Plan.” The Employee Plan would permit us to grant to our employees stock options and other stock-based compensation. Subject to the approval of our shareholders, the Employee Plan would be effective June 1, 2003. The following description of the Employee Plan is qualified in its entirety by reference to the applicable provisions of the Employee Plan and agreements related to the Employee Plan. A copy of the Employee Plan may be accessed through our web site at www.mastec.com under Investor Relations. Additionally, MasTec will promptly deliver a paper copy of the Employee Plan to a shareholder upon receiving an oral or written request from a shareholder. Any such shareholder who wishes to receive a separate paper copy of the Employee Plan should contact MasTec Investor Relations by telephone at 1-305-599-1800 or by mail to: MasTec Investor Relations, 3155 N.W. 77th Avenue, Miami, Florida 33122-1205.

        The board of directors unanimously recommends that the shareholders vote “FOR” the proposal to approve the adoption of the MasTec, Inc. 2003 Employee Stock Incentive Plan.

Stock Subject to Awards

        The stock underlying awards under the Employee Plan is our common stock, par value $0.10 per share (or such other securities as may be applicable upon a stock dividend, stock split, recapitalization, reorganization, exchange of shares or other change in our corporate structure or shares of stock). On March 21, 2003, the closing price of our common stock as reported on the New York Stock Exchange was $1.60 per share. The total aggregate shares authorized during the term of the Employee Plan is limited to 7,000,000 shares, subject to adjustment as described below. Up to 2,500,000 shares of our common stock would initially be authorized for grant or purchase under the Employee Plan. Each December 31, beginning December 31, 2003, the authorized shares would automatically be increased by the number of shares subject to grants made during the calendar year ending on such December 31. In the event that any option expires unexercised or is forfeited, terminated, surrendered or cancelled without being exercised or settled, the common stock covered by such option, or portion thereof, will again become available for issuance under the Employee Plan, but would reduce the number of shares of the automatic increase for the year. The number of awards issued, the number of awards available for issuance under the plan, and the price of outstanding awards may be adjusted as described below in the event of a capital reorganization.

Types of Awards

        The Employee Plan would permit grants of incentive stock options under IRC Section 422, nonqualified stock options, reload options, restricted stock, and performance shares.

Administration

        The Employee Plan is administered by our Compensation Committee, which is appointed by our board. The members of the committee must be “outside directors” within the meaning of Section 162(m) of the IRC and must be “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act. Among other powers and duties, the Compensation Committee establishes rules and regulations for the Employee Plan; interprets plan provisions; determines the number of shares, exercise price and restrictions of awards granted; determines the times when awards will be granted and vested or exercisable; and prescribes the form of agreements related to the awards.

Eligibility for Awards

        In consideration of their services, common law employees who serve as officers or employees of MasTec or a member of our controlled group of companies and who are actively employed at the time an award is made are eligible to receive awards under the Employee Plan. Incentive stock options may only be granted to employees of MasTec or its parent and subsidiary companies as defined in Section 424 of the IRC. Reload options may only be granted to employees who are actively employed in good standing at the time of grant of the reload option. The maximum number of shares for which options may be granted to any individual in any calendar year is 750,000. The maximum number of shares for which restricted stock may be granted to any individual in any calendar year is 750,000. The maximum number of shares for which performance shares may be granted to any individual in any calendar year is 750,000.

        As of April 25, 2003, there were approximately 8,450 officers and other employees eligible to receive grants under the Employee Plan.

Options Granted

        As of April 25, 2003, the Compensation Committee has granted no options under the Employee Plan.

Terms of Options

        Options granted under the Employee Plan have terms and conditions as determined by the Compensation Committee, as more fully described below:

        Option Price.  The exercise price of each option granted under the Employee Plan will be 100% of the fair market value of a share of the common stock on the date of grant.

        Vesting. Unless the Compensation Committee specifies otherwise, options granted under the Employee Plan will vest and become exercisable with respect to 33% of the options granted on each of the first two anniversaries of the date of grant, and with respect to the remainder of the options granted on the third anniversary of the date of grant. The Compensation Committee is permitted to impose any other conditions, restrictions, forfeitures and contingencies on awards of stock options, including the satisfaction of performance measures. The Compensation Committee may accelerate the exercisability of options at any time. Unless otherwise determined by the Compensation Committee, options automatically become fully exercisable upon the optionee’s death, disability, or upon a change of control of us, as defined in the Employee Plan.

        Term of Options.  The maximum term of any option is ten years from the date of grant.

        Termination of Employment.  Following a termination of employment with MasTec for cause or voluntary termination by the optionee other than retirement after reaching age 65, all unexercised options will immediately expire. Following a termination for other reasons, exercisable options will remain exercisable (but not beyond the options’ expiration date) for:

  o 90 days, if the termination is for any reason other than retirement after reaching age 65, death or disability; and
  o one year, or such shorter period as determined by the Compensation Committee and set forth in the applicable stock option agreement, if the termination is due to retirement after reaching age 65, death or disability.

        The exercise period following termination of employment may be extended at the discretion of the Compensation Committee, but not beyond the tenth anniversary of the date of grant.

        Exercise of Options. Payment of the exercise price may be made in cash, by tendering previously acquired shares of our stock that have been held for six months, by a combination of cash and surrender of shares, or another method approved by the Compensation Committee.

        Reload Options. The Compensation Committee may grant reload options in conjunction with a grant of nonqualified stock options or incentive stock options. Multiple, successive reload options may also be granted. If a stock option has been granted with an accompanying reload option, the Compensation Committee will grant a reload option for the same number of shares as are surrendered by the optionee in payment of the exercise price of the related stock option upon exercise. The reload option will have the same terms and conditions as the related stock option, except that the reload option’s exercise price will be the fair market value as of the date of grant of the reload option, and the reload option will become fully exercisable six months after its date of grant.

Terms of Restricted Stock Awards

        Restricted stock awards granted under the Employee Plan would have terms and conditions as determined by the Compensation Committee, as more fully described below:

        Grant.       The Employee Plan would permit grants of restricted stock, which is a grant of our common stock subject to restrictions as described below.

        Restrictions and Vesting. Unless the Compensation Committee specifies otherwise, restricted stock awards vest and become nonforfeitable with respect to 100% of the shares on the third anniversary of grant if the recipient is an employee on that date. The Compensation Committee is also permitted to impose any other conditions, restrictions, forfeitures and contingencies on awards of restricted stock, which may include satisfaction of performance measures. Vesting and lapse of restrictions may be accelerated by the Compensation Committee at any time. Unless otherwise determined by the Compensation Committee, upon the recipient’s death, disability, or a change of control as defined in the Employee Plan, outstanding restricted stock awards (i) that are subject only to time-based vesting, become fully vested and nonforfeitable; or (ii) that are subject to any other type of vesting schedule or requirement, become vested an nonforfeitable with respect to a proportion of the award equal to the proportion of the time completed through the date of the triggering event to the total performance measurement period for the award, with target performance level (or, if no target was designated, the performance level that would result in the least number of shares becoming vested) deemed to be achieved as of the date of the triggering event.

        Rights as a Shareholder. A recipient of a restricted stock award would have the rights of a shareholder with respect to the shares of restricted stock held in his or her name, including the right to vote the shares and to receive dividends.

        Termination of Employment. Except as otherwise determined by the Compensation Committee, upon termination of employment with us, unvested restricted stock would be forfeited.

Terms of Performance Awards

        Performance awards granted under the Employee Plan would have terms and conditions as determined by the Compensation Committee, as more fully described below:

        Grant.       The Employee Plan would permit grants of performance shares, which is a right to receive an award of our common stock in the future, subject to conditions, restrictions and contingencies determined by the Compensation Committee, including satisfaction of performance goals.

        Performance Goals and Vesting. The Compensation Committee specifies the manner in which performance shares vest and become nonforfeitable, as well as any conditions, restrictions, forfeitures and contingencies to which the performance shares are subject, which may include satisfaction of performance goals and continuous service during a performance period. Vesting may be accelerated by the Compensation Committee at any time, and the Compensation Committee may elect, in its sole discretion, to waive any or all restrictions with respect to an award of performance shares. Unless otherwise determined by the Compensation Committee, upon the recipient’s death, disability, or a change of control as defined in the Employee Plan, outstanding performance share awards that are subject to performance criteria become vested and nonforfeitable with respect to a proportion of the award equal to the proportion of the time completed through the date of the triggering event to the total performance measurement period for the award, with target performance level (or, if no target was designated, the performance level that would result in the least number of shares becoming vested) deemed to be achieved as of the date of the triggering event.

        Dividends.       Holders of outstanding performance shares receive additional performance share credits for the value of dividends distributed while the performance shares are outstanding.

        Delivery of Shares. Upon vesting, the shares of common stock subject to the performance share award will be distributed to the grantee.

        Termination of Employment. Except as otherwise determined by the Compensation Committee, upon termination of employment with MasTec, all performance shares still subject to restrictions would be forfeited.

Fair Market Value

        Fair market value of the common stock under the Employee Plan is generally the last sale price of a share of MasTec’s common stock quoted at the close of trading for the relevant date on the New York Stock Exchange.

Reorganization

        If MasTec is part of any reorganization involving merger, consolidation, acquisition of our stock or acquisition of our assets, the Compensation Committee, in its discretion, may decide that (i) outstanding awards apply to the securities of the resulting corporation; (ii) outstanding options become immediately fully exercisable; (iii) outstanding options become immediately fully exercisable and terminate after 30 days’ notice; and/or (iv) restricted stock and performance shares become immediately fully vested, nonforfeitable, and/or payable.

Amendment and Termination

        MasTec’s board of directors may amend, modify or terminate the Employee Plan at any time. However, no amendment, modification or termination shall result in the Employee Plan being subject to variable or other adverse accounting treatment or adversely affect, in any way, the rights of holders of outstanding awards without their consent unless the amendment or termination is necessary to comply with applicable law. Unless terminated sooner, the Employee Plan automatically terminates on the tenth anniversary of its effective date.

Adjustments

        In the event MasTec is involved in a corporate transaction or any other event which affects MasTec’s common stock (such as recapitalization, reclassification, stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), the Compensation Committee will adjust the number and kind of shares available for issuance under the Employee Plan, the number and kind of shares subject to outstanding awards, the exercise price of outstanding stock options, and any other equitable adjustment.

Transferability

        Options are not transferable except by will or by the laws of descent and distribution. Unless otherwise specified by the Compensation Committee, restricted stock would not be transferable while subject to applicable restrictions. Performance shares are not transferable.

Federal Income Tax Consequences

        The following is a brief general description of the consequences under the IRC of the receipt or exercise of awards under the Employee Plan:

        Incentive Stock Options. An option holder has no tax consequences upon issuance or, generally, upon exercise of an incentive stock option. An option holder will recognize income when he or she sells or exchanges the shares acquired upon exercise of an incentive stock option. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the incentive stock option and one year after the date of acquisition of our common stock pursuant to the exercise of the incentive stock option.

        If an option holder disposes of the common stock acquired pursuant to exercise of an incentive stock option before the expiration of the requisite holding periods, the option holder will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price. The use of shares acquired upon exercise of an incentive stock option to pay the option price of another option (whether or not it is an incentive stock option) will be considered a disposition of the shares.

        An option holder may have tax consequences upon exercise of an incentive stock option if the aggregate fair market value of shares of the common stock subject to incentive stock options which first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to a nonqualified stock option instead of an incentive stock option. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of nonqualified stock options.

        Finally, except to the extent that an option holder has recognized income with respect to the exercise of an incentive stock option, the amount by which the fair market value of a share of our common stock at the time of exercise of the incentive stock option exceeds the option price will be included in determining an option holder’s alternative minimum taxable income, and may cause the option holder to incur an alternative minimum tax liability in the year of exercise.

        There will be no tax consequences to us upon issuance or, generally, upon exercise of an incentive stock option. However, to the extent that an option holder recognizes ordinary income upon exercise, we generally will have a deduction in the same amount.

        Nonqualified Stock Options. Neither MasTec nor the option holder has income tax consequences from the issuance of nonqualified stock options. Generally, upon the exercise of nonqualified stock options, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The holder’s tax basis in the shares is the fair market value of the shares on the date of exercise. We generally will have a deduction in the same amount as the ordinary income recognized by the option holder in our tax year in which or with which the option holder’s tax year (of exercise) ends. Upon the sale of shares acquired upon exercise, the option holder will have a capital gain (or loss) equal to the difference between the tax basis and the sale price calculated at the applicable capital gains rates.

        Certain additional rules apply if the exercise price is paid in shares of our common stock held by the optionee.

        Restricted Stock and Performance Share Awards. A holder of restricted stock or performance shares will recognize income upon receipt of the award, but generally only to the extent that the stock is not subject to a substantial risk of forfeiture. If the restricted stock or performance shares are subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable during that year. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse. That income generally will be taxable at ordinary income tax rates. Any dividends paid in connection with restricted stock will be taxed at ordinary income tax rates. MasTec generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock or performance shares.

        A holder of restricted stock or performance shares may elect instead to recognize ordinary income for the taxable year in which he or she receives an award in an amount equal to the fair market value of all shares of restricted stock or performance shares, as applicable, awarded to him or her, even if the shares are subject to forfeiture. That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. This gain will be taxable at the applicable capital gains rate. Any such election must be made within 30 days after the transfer of the restricted stock to the holder or the award of performance shares to the recipient. MasTec will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder at the time of his or her election.

        Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a “covered employee” in any of our taxable years beginning on or after January 1, 1994, to the extent that such compensation exceeds $1,000,000. For this purpose, “covered employees” are generally defined as our chief executive officer and our four highest compensated officers whose annual salary and bonus exceeds $100,000, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options, or the receipt of stock options, restricted stock, or performance awards. This deduction limitation does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee’s gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter.

        Compensation attributable to a stock option will generally satisfy the limitation exception for performance-based compensation if:

  o the grant or award is made by a "compensation committee" (a committee composed of "outside" directors);
  o the “material terms” (including which employees are eligible to receive compensation, the maximum number of shares that may be granted to an optionee and the exercise price of the options) of the plan under which the option or right is granted are disclosed to shareholders and approved by a majority of the shareholder vote;
  o the “compensation committee” certifies that performance goals were in fact satisfied before the compensation is paid; and
  o under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

        Stock options and other awards granted under the Employee Plan may satisfy these requirements, depending upon the specific terms, provisions, restrictions and limitations of such options or awards.

        The foregoing discussion is not a complete discussion of all federal income tax aspects of the Employee Plan. Some of the provisions contained in the IRC have only been summarized, and additional qualifications and refinements may be contained in regulations which will be issued in the future by the Internal Revenue Service. Furthermore, subsequent legislative changes or changes in administrative or judicial interpretation could alter significantly the tax treatment discussed herein. No discussion of state income tax law has been included. Each employee should consult his or her own tax advisors with respect to the tax consequences of participation in the Employee Plan and disposition of shares acquired under the Employee Plan.

        ERISA. The Employee Plan is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The Employee Plan is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the IRC.

PROPOSAL 3

APPROVAL OF THE ADOPTION OF THE MASTEC, INC.

2003 STOCK INCENTIVE PLAN FOR NON-EMPLOYEES

Introduction

        MasTec’s 1994 stock option plan for non-employees has a low number of shares of common stock remaining and will expire in early 2004. Therefore, in order to further our growth and development, to encourage non-employee directors, consultants and advisors to obtain a proprietary interest in MasTec by owning our stock, and to attract quality directors and encourage directors to continue in our service, MasTec proposes to adopt the MasTec, Inc. 2003 Stock Incentive Plan for Non-Employees, which is referred to in this description as the “Non-Employee Plan.” The Non-Employee Plan would permit us to grant stock options to non-employee directors, consultants and advisors. Subject to the approval of our shareholders, the Non-Employee Plan would be effective June 1, 2003. The following description of the Non-Employee Plan is qualified in its entirety by reference to the applicable provisions of the Non-Employee Plan and agreements related to the Non-Employee Plan. A copy of the Non-Employee Plan may be accessed through our web site at www.mastec.com under Investor Relations. Additionally, MasTec will promptly deliver a paper copy of the Non-Employee Plan to a shareholder upon receiving an oral or written request from a shareholder. Any such shareholder who wishes to receive a separate paper copy of the Non-Employee Plan should contact MasTec Investor Relations by telephone at 1-305-599-1800 or by mail to: MasTec Investor Relations, 3155 N.W. 77th Avenue, Miami, Florida 33122-1205.

        The board of directors unanimously recommends that the shareholders vote “FOR” the proposal to approve the adoption of the MasTec, Inc. 2003 Stock Incentive Plan for Non-Employees.

Stock Subject to Options

        The stock underlying options under the Non-Employee Plan is MasTec’s common stock, par value $0.10 per share (or such other securities as may be applicable upon a stock dividend, stock split, recapitalization, reorganization, exchange of shares or other change in our corporate structure or shares of stock). On March 21, 2003, the closing price of MasTec’s common stock as reported on the New York Stock Exchange was $1.60 per share. Up to 1,000,000 shares of MasTec’s common stock would initially be authorized for purchase under the Non-Employee Plan. Each December 31, beginning December 31, 2003, the authorized shares would automatically be increased by the number of shares subject to grants made during the calendar year ending on such December 31. In the event that any option expires unexercised or is forfeited, terminated, surrendered or cancelled without being exercised or settled, the common stock covered by such option, or portion thereof, will again become available for issuance under the Non-Employee Plan, but would reduce the number of shares of the automatic increase for the year. The number of options issued, the number of shares available for issuance under the plan, and the price of outstanding options may be adjusted as described below in the event of a capital reorganization.

Types of Awards

        The Non-Employee Plan would permit grants of nonqualified stock options, which are options that do not qualify as incentive stock options under IRC Section 422, and therefore are subject to taxation under IRC Section 83.

Administration

        The Non-Employee Plan is administered by MasTec’s Compensation Committee, which is appointed by MasTec’s board. The members of the committee must be “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act. Among other powers and duties, the Compensation Committee establishes rules and regulations for the Non-Employee Plan; interprets plan provisions; determines the number of shares and exercise price of options granted; determines the times when options will be granted and exercisable; and prescribes the form of agreements related to the options.

Eligibility for Awards

        In consideration of their services, any “advisor” (an individual who serves as an advisor or consultant to MasTec or a member of our controlled group of companies under a relationship other than that of common law employee), and any member of MasTec’s board of directors who is not and never has been either an officer or common law employee of MasTec or a member of MasTec’s controlled group, is eligible to receive options under the Non-Employee Plan.

        As of April 25, 2003, there were six non-employee directors eligible to receive grants under the Non-Employee Plan.

Options Granted

        As of April 25, 2003, the Compensation Committee has granted no options under the Non-Employee Plan.

Terms of Options

        Options granted under the Non-Employee Plan have terms and conditions as determined by the Compensation Committee, subject to the provisions described below:

        Formula Grants to Directors. The Non-Employee Plan provides for automatic option grants to non-employee directors according to a formula under the plan. Under the formula, as of the first business day of the month following initial election as a non-employee director and each re-election to serve a three-year term as a non-employee director, such non-employee director will automatically receive an option to purchase 20,000 shares. As of the first business day following the annual shareholders meeting in any year in which a non-employee director does not receive a grant due to election or re-election, such director will automatically receive an option to purchase 7,500 shares. If the Non-Employee Plan is approved by shareholders, the formula grants will take effect immediately, such that non-employee directors that are elected or re-elected at the 2003 Annual Meeting will receive an option to purchase 20,000 shares and all other non-employee directors will receive an option to purchase 7,500 shares on the first business day following the 2003 Annual Meeting.

        Discretionary Grants. The Compensation Committee has discretion to grant options to advisors under the Non-Employee Plan from time to time.

        Option Price. Unless otherwise determined by the Compensation Committee, the exercise price of each option granted under the Non-Employee Plan will be 100% of the fair market value of a share of the common stock on the date of grant. In no case will the exercise price of an option be less than 100% of fair market value on the date of grant.

        Vesting.        Formula option grants for non-employee directors will become exercisable with respect to 33% of the options granted on each of the first two anniversaries of the date of grant, and with respect to the remainder of the options granted on the third anniversary of the date of grant. Formula grants become fully exercisable upon a change of control as defined in the Non-Employee Plan. Unless the Compensation Committee specifies otherwise, discretionary grants to advisors will become exercisable with respect to 33% of the options granted on each of the first two anniversaries of the date of grant, and with respect to the remainder of the options granted on the third anniversary of the date of grant, and become fully exercisable upon a change of control as defined in the Non-Employee Plan.

        Term of Options. Unless otherwise specified by the Compensation Committee, the term of any option is ten years from the date of grant.

        Termination of Service. Following a termination of service with MasTec for any reason, all unexercisable options will immediately terminate, and exercisable options will remain exercisable (but not beyond the options’ expiration date) for one year.

        Exercise of Options. Payment of the exercise price may be made in cash, by tendering previously acquired shares of MasTec’s stock that have been held for six months, by a combination of cash and surrender of shares, or another method approved by the Compensation Committee.

Fair Market Value

        Fair market value of the common stock under the Non-Employee Plan is generally the last sale price of a share of MasTec’s common stock quoted at the close of trading for the relevant date on the New York Stock Exchange.

Reorganization

        If MasTec is part of any reorganization involving merger, consolidation, acquisition of our stock or acquisition of our assets, the Compensation Committee, in its discretion, may decide that (i) outstanding awards apply to the securities of the resulting corporation; (ii) outstanding options become immediately fully exercisable; and/or (iii) outstanding options become immediately fully exercisable and terminate after 30 days’ notice.

Amendment and Termination

        MasTec’s board of directors may amend, modify or terminate the Non-Employee Plan at any time. However, no amendment, modification or termination shall result in the Non-Employee Plan being subject to variable or other adverse accounting treatment or adversely affect, in any way, the rights of holders of outstanding awards without their consent unless the amendment or termination is necessary to comply with applicable law. Unless terminated sooner, the Non-Employee Plan automatically terminates on the tenth anniversary of its effective date.

Adjustments

        In the event MasTec is involved in a corporate transaction or any other event which affects MasTec’s common stock (such as recapitalization, reclassification, stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), the Compensation Committee will adjust the number and kind of shares available for issuance under the Non-Employee Plan, the number and kind of shares subject to outstanding options, the exercise price of outstanding stock options, and any other equitable adjustment.

Transferability

        Unless the Compensation Committee specifies otherwise, options are not transferable except by the laws of descent and distribution.

Federal Income Tax Consequences

        The following is a brief general description of the consequences under the IRC of the receipt or exercise of options under the Non-Employee Plan:

        Incentive Stock Options. The Non-Employee Plan does not provide for the grant of incentive stock options.

        Nonqualified Stock Options. Neither MasTec nor the option holder has income tax consequences from the issuance of nonqualified stock options. Generally, upon the exercise of nonqualified stock options, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The holder’s tax basis in the shares is the fair market value of the shares on the date of exercise. MasTec generally will have a deduction in the same amount as the ordinary income recognized by the option holder in MasTec’s tax year in which or with which the option holder’s tax year (of exercise) ends. Upon the sale of shares acquired upon exercise, the option holder will have a capital gain (or loss) equal to the difference between the tax basis and the sale price calculated at the applicable capital gains rates.

        Certain additional rules apply if the exercise price is paid in shares of our common stock held by the optionee.

        The foregoing discussion is not a complete discussion of all federal income tax aspects of the Non-Employee Plan. Some of the provisions contained in the IRC have only been summarized, and additional qualifications and refinements may be contained in regulations that will be issued in the future by the Internal Revenue Service. Furthermore, subsequent legislative changes or changes in administrative or judicial interpretation could alter significantly the tax treatment discussed herein. No discussion of state income tax law has been included. Each individual should consult his or her own tax advisors with respect to the tax consequences of participation in the Non-Employee Plan and disposition of shares acquired under the Non-Employee Plan.

        ERISA. The Non-Employee Plan is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The Non-Employee Plan is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the IRC.

AUDIT COMMITTEE AND AUDIT RELATED INFORMATION

Audit Committee Report

        The Audit Committee of MasTec is composed of three independent nonmanagement directors. The members of the Audit Committee meet the independence and experience requirement of the New York Stock Exchange. In 2002, the Audit Committee met four times. The Audit Committee has adopted, and annually reviews, a charter, which provides the duties and obligations of the Audit Committee. In April 2003, the Board of Directors approved a new charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A.

        During the calendar year 2002, at each of its meetings, the Audit Committee met with senior members of the financial management team and with independent auditors. The agenda of the Committee is established by the Chairman. Members of the Committee had private executive sessions, at each of its meetings, with independent auditors for the purpose of discussing financial management, accounting and internal control issues.

        The Audit Committee engaged Ernst & Young LLP as the independent auditor for MasTec for the year ended December 31, 2002 and reviewed with MasTec’s financial management team and the independent auditors the scope of the annual audit plan, the results of their examination, the evaluation by the independent auditors of the internal control systems and MasTec’s financial reporting. The Committee has reviewed with management and the independent auditors the critical accounting policies of MasTec and the reasonableness of accounting judgments and estimates.

        The Audit Committee also discussed with the independent auditors the matters required to be reviewed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), and reviewed the written disclosures and related correspondence from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee reviewed and discussed with the independent auditors their independence from MasTec. In connection with discussions regarding independence, the Audit Committee also considered with the independent auditors whether the provision of nonaudit services by independent auditors to MasTec is compatible with the auditors’ independence.

        The Audit Committee has reviewed the audited financial statements contained in the Annual Report on Form 10-K with our management, including a discussion of the accounting principles, the reasonableness of judgments and estimates, the clarity of disclosure in the financial statements and the conformity of the consolidated financial statements of MasTec with generally accepted accounting principles.

        In performing its functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of our management, which has the primary responsibility for the financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles.

        In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors and the Board of Directors has approved, that the audited financial statements be included in MasTec’s Annual Report on Form 10-K for the year ended December 31, 2002.

Arthur B. Laffer, Chairman
William N. Shiebler
John Van Heuvelen

Audit Fees

        The Audit Committee is required to approve all audit and non-audit services provided by our independent auditor, including the scope of services and fees to be paid.

        Fees for services rendered by Ernst & Young for the audit of our annual financial statements and review of financial statements included in quarterly reports on Form 10-Q for calendar 2002 totaled approximately $800,000.

        Fees for services rendered by PricewaterhouseCoopers for the audit of our annual financial statements and review of financial statements included in quarterly reports on Form 10-Q for calendar 2001 totaled approximately $427,616.

Audit Related Fees

        Fees for audit related services, which are services that are reasonably related to the performance of the audit or review of quarterly financial statements, performed by Ernst & Young for calendar 2002 totaled approximately $58,070.

        There were no fees for audit related services, which are services that are reasonably related to the performance of the audit or review of quarterly financial statements, performed by PricewaterhouseCoopers for calendar 2001.

Tax Fees

        Fees for tax services, including compliance, tax advice and tax planning, performed by Ernst & Young for calendar 2002 totaled approximately $47,000.

        Fees for tax services, including compliance, tax advice and tax planning performed by PricewaterhouseCoopers for calendar 2001 totaled approximately $262,262.

All Other Fees

        There were no fees for other services not described above in 2002 and 2001.

        We have been advised by Ernst & Young LLP that neither the firm nor any member of the firm has any financial interest, direct or indirect, in any capacity in MasTec or our subsidiaries.

Selection of Auditors

        On April 26, 2002, MasTec filed a Current Report on Form 8-K (as amended on June 11, 2002) reporting that on April 19, 2002, the Audit Committee dismissed PricewaterhouseCoopers LLP and engaged Ernst & Young LLP as our independent auditors for the 2002 calendar year. The Form 8-K reported that there were no adverse opinions or disclaimer of opinions and that there were no disagreements between MasTec and PricewaterhouseCoopers involving any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Form 8-K stated that the Audit Committee adopted a policy to review the independent auditor selection on a periodic basis. MasTec expects that representatives of the independent auditors for 2002 will be present at the Annual Meeting. The independent auditor’s representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.

MISCELLANEOUS

List of MasTec’s Shareholders

        A list of MasTec’s shareholders as of March 21, 2003, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters located at 3155 N.W. 77th Avenue, Miami, Florida, during normal business hours during the 10-day period prior to the Annual Meeting.

Shareholders’ Proposals for 2003 Annual Meeting

        Under our bylaws, MasTec must receive any proposal of an eligible shareholder intended to be presented at the Annual Meeting of Shareholders of MasTec in 2004 on or before December 31, 2003, for the proposal to be eligible for inclusion in our Proxy Statement and Proxy related to that meeting. Any notice regarding a shareholder proposal must include the information specified in Article I, Section 9 of our bylaws. If a shareholder fails to comply with Article I, Section 9 of our bylaws or notifies MasTec after December 31, 2003 of an intent to present a proposal at MasTec’s Annual Meeting of Shareholders in the year 2004, the proposal will not be considered. A copy of our bylaw requirements will be provided upon written request to: MasTec Legal Department, 3155 N.W. 77th Avenue, Miami, Florida 33122-1205.

Householding

        Unless contrary instructions are received, MasTec may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more shareholders reside if MasTec believes the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by MasTec.

        If you would like to receive a separate set of MasTec’s annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another shareholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

    1.        If your shares are registered in your own name, please contact our transfer agent Wachovia Securities, and inform them of your request by calling them at 1-800-829-8432 or by writing to them at Corporate Trust Client Services NC-1153, 1525 West W.T. Harris Boulevard 3C3, Charlotte, North Carolina 28262-1153.

    2.        If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

Other Matters that May Come Before the Annual Meeting

        The Board of Directors does not intend to present and knows of no others who intend to present at the Annual Meeting any matter or business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote any proxies on such matters in accordance with their judgment.

        MasTec’s Annual Report on Form 10-K for the year ended December 31, 2002 is being mailed or transmitted with this Proxy Statement to shareholders of record as of March 21, 2003. The Form 10-K does not form any part of the material for the solicitation of proxies.

/s/ Cristina Canales
Cristina Canales, Secretary
Miami, Florida
April 21, 2003

APPENDIX A

AUDIT COMMITTEE CHARTER

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

MASTEC, INC.

1.     PURPOSE

        The Audit Committee (the “Committee”) of the Board of Directors of MasTec, Inc. (the “Company”) shall assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by the Company to the public or any governmental body; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the Company’s systems of internal controls regarding finance, accounting and legal compliance; (iv) the qualifications and independence of the Company’s independent auditors; (v) the performance of the Company’s internal audit function and independent auditors; (vi) the Company’s auditing, accounting, and financial reporting processes generally; and (vii) the performance of such other functions as the Board may assign from time to time. To this end, the Committee will maintain free and open communication with the Board, the independent auditors, the Company’s internal auditor and any other person responsible for the financial management of the Company. The Committee will also prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be filed in the Company’s annual proxy statement. Consistent with its functions, the Committee will encourage continuous improvement of, and will foster adherence to, the Company’s policies, procedures and practices at all levels.

        The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section 5 of this Charter.

        As an oversight body, the Committee does not have responsibility for day-to-day operations and financial reporting. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles; rather, this is the responsibility of management and the independent auditors.

2.     COMPOSITION AND ORGANIZATION

        The Committee will consist of three or more directors, each of whom must be an “Independent Director” (as defined below). Members of the Committee shall be appointed by the Board and, unless otherwise directed by the Board, shall serve one-year terms. Members may be removed by the Board at any time with or without cause. Upon the removal or resignation of a member, the Board may appoint a successor to serve the remainder of the unexpired term. The Board will appoint one member of the Committee as chairperson. If the Board fails to appoint a chairperson, the Committee will appoint one member of the Committee as chairperson. The Company shall have the power to create subcommittees with such powers as the Committee shall from time to time confer.

        For purposes of this Charter, the term “Independent Director” means: a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Committee or a director. The following persons shall not be considered independent:

  o a director who is or has been employed by the Company or any of the Company's affiliates within the past five years;
  o a director who is currently, or within the past five years was, affiliated with or employed by a (present or former) auditor of the company (or of an affiliate);
  o a director who is or was employed as an executive officer of another entity where any of the Company’s executives concurrently serve or served on such entity’s compensation committee in the current year or any of the past five years; or
  o a director who is a Family Member of an individual who is, or within the past five years was, in any of the foregoing categories.

        Additionally, the following enhanced “Independent Director” requirement applies to members of the Audit Committee. The following persons will not be considered independent:

  o a director who accepts any consulting, advisory or other compensatory fees from the Company other than for service on the Board or a committee of the Board.

        For purposes of this Charter, “Family Member” means any person who is related to the director by blood, marriage or adoption or has the same residence.

3.     QUALIFICATIONS

        Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. As such requirements are phased in under the applicable rules and regulations, the chairperson of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities or other experience as required by applicable law and must meet the definition of “financial expert” as that term is defined by the Securities and Exchange Commission and as required by the Sarbanes-Oxley Act of 2002.

        No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Nominating and Governance Committee and the Board determine that such simultaneous service would not impair the ability of such director to effectively serve on the Committee and such determination is disclosed in the Company’s annual proxy statement.

4.     MEETINGS

        The Committee will meet at least four times annually and more frequently as circumstances dictate. The Committee chairperson will establish the agenda for each Committee meeting. As part of its job to foster open communication, the Committee will meet at least quarterly with management, the internal auditor and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee will meet with the independent auditors and management quarterly to review the Company’s financials, consistent with Section 5 below.

5.     RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee will:

        1.               Document / Report Review

(a)	Review this Charter at least annually, update this Charter as necessary and ensure that this Charter is posted on the Company’s website.

(b)	Review any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

(c)	Review the regular internal reports to management prepared by the internal auditing department and management’s response.

(d)	Review with financial management and the independent auditors each Form 10-Q and Form 10-K prior to its filing.

(e)	Review, at least annually, a report by the independent auditors describing: (i) the independent auditors’ internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

(f)	Review a formal written statement submitted by the independent auditors to the Company at least annually which delineates all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1.

(g)	Review a report of the independent auditors prior to the filing of the Form 10-K or the release of any audited financial statements of the Company with respect to:

(i)	all critical accounting policies and practices used;

(ii)	all alternative treatments of financial information within generally accepted accounting principles (GAAP) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(iii)	other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

(h)	Review with management, including both the Chief Executive Officer and Chief Financial Officer: (i) on a quarterly basis, the report of the Disclosure Controls Committee and the internal control system, and (ii) on an annual basis, the internal control report to be filed with the Company’s annual report on Form 10-K.

(i)	Prepare (or cause to be prepared) the report of the Committee to be included in the Company’s annual proxy statement.

        2. Independent Auditors and Other Advisors

(a)	Have sole authority, without Board action, to select and hire the independent auditors, considering independence and effectiveness. On an annual basis, the Committee should review and discuss with the independent auditors all disclosed relationships the independent auditors have with the Company to determine the independent auditors’ objectivity and independence, consistent with Independence Standards Board Standard No. 1.

(b)	Have sole authority, without Board action, to approve the independent auditors’fees.

(c)	Have sole authority, without Board action, to approve all audit and non-audit services provided by the independent auditors, prior to the Company’s receipt of such services. All approved non-audit services shall be disclosed in the Company’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

(d)	Review and evaluate the qualifications, performance and independence of the independent auditors; when circumstances warrant, discharge the independent auditors; and nominate independent auditors for stockholder approval in the Company’s annual proxy statement. The independent auditors will be accountable to the Board and the Committee, as representatives of the stockholders of the Company.

(e)	Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

(f)	Have sole authority, without Board action, to set clear hiring policies for employees or former employees of the independent auditors, including the requirement that no person be hired as Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer or any other financial reporting oversight role if such person was employed by the independent auditors and participated in any capacity in the audit of the Company during the one year period preceding the date of initiation of such audit.

(g)	Have sole authority, without Board action, to hire and determine the fees and other retention terms for legal, accounting and other advisors to the Committee as it sees fit.

        3. Financial Reporting Processes

(a)	Discuss the annual audited financial statements and quarterly financial statements with management, the internal auditor and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

(b)	Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

(c)	In consultation with the independent auditors and the internal auditor, review the integrity of the Company’s internal and external financial reporting processes.

(d)	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

(e)	Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices as suggested by the independent auditors, management or the internal auditing department.

        4. Process Improvement

(a)	Establish regular and separate systems of reporting to the Committee by each of management, the independent auditors and the internal auditor regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

(b)	Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any problems or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and management’s response to the problems or difficulties.

(c)	Review any significant disagreement between management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

(d)	Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices,as approved by the Committee, have been implemented.

(e)	Report to the Board on a regular basis and forward copies of the minutes of all meetings to the Board.

(f)	Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters;and (ii) the confidential anonymous submission by employees of concerns regarding accounting or auditing matters.

(g)	Annually review and evaluate the performance of the Committee.

        5. Legal Compliance

(a)	Review activities, organizational structure, and qualifications of the internal audit department.

(b)	Review,with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements and compliance programs and policies.

(c)	Review and discuss the Company’s risk assessment and risk management policies.

(d)	Review and approve all related party transactions.

(e)	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX B

MASTEC, INC.

2003 EMPLOYEE STOCK INCENTIVE PLAN

Section 1

PLAN INFORMATION

1.1 Purpose. MasTec, Inc. (the “Company”) has established the MasTec, Inc. 2003 Employee Stock Incentive Plan (the “SIP”) to further the growth and development of the Company. The SIP encourages the employees of the Company and its Related Companies to obtain a proprietary interest in the Company by owning its stock. The SIP shall also provide employees with an added incentive to stimulate their efforts in promoting the growth, efficiency and profitability of the Company and its Related Companies and may also help to attract potential employees to the service of the Company and its Related Companies. Further, the SIP may encourage employees to continue in the employ or service of the Company or a Related Company.

1.2 Awards Available Under the SIP. The SIP permits Awards of Stock Options, Restricted Stock and Performance Shares. The types of Stock Options permitted under the SIP are incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”) and Reload Options. The Company intends that ISOs granted under the SIP qualify as incentive stock options under Code §422. NQSOs are options that do not qualify as ISOs and are subject to taxation under Code §83. Awards of Restricted Stock and/or Performance Shares are subject to taxation under Code §83. It is intended that some Awards under the SIP will qualify as performance-based compensation under Code §162(m).

1.3 Effective Date and Term of the SIP. The Board of Directors of the Company adopted the SIP on April 21, 2003, to become effective as of May 30, 2003 (the “Effective Date”), contingent upon the approval of the shareholders of the Company at the May 30, 2003 annual shareholders meeting. Unless earlier terminated by the Company, the SIP shall remain in effect until the tenth anniversary of the Effective Date or May 30, 2013. Notwithstanding its termination, the SIP shall remain in effect with respect to outstanding Awards as long as any Awards are outstanding.

1.4 Operation, Administration and Definitions. The operation and administration of the SIP are subject to the provisions of this plan document. Capitalized terms used in the SIP are defined in Section 2 below or may be defined within the SIP.

1.5 Legal Compliance. The SIP is intended to comply with the requirements for exemption of stock options under the provisions of Rule 16b-3 under the 1934 Act. In addition, the SIP is intended to comply with the requirements for performance-based compensation under Code §162(m).

Section 2

PLAN DEFINITIONS

        For purposes of the SIP, the terms listed below are defined as follows:

2.1 1933 Act means the Securities Act of 1933, as amended.

2.2 1934 Act means the Securities Exchange Act of 1934, as amended.

2.3 Agreement means a Stock Option Agreement, a Restricted Stock Agreement, or a Performance Share Agreement, as applicable, the terms and conditions of which have been established by the Committee, and which has been entered into between the Company and an individual Key Employee of the Company.

2.4 Award means any award or benefit granted to any Participant under the SIP, including, without limitation, the grant of Stock Options and the award of Restricted Stock, and/or Performance Shares.

2.5 Beneficiary shall mean, with respect to an Optionee:

(a)	Designation of Beneficiary. An Optionee’s Beneficiary shall be the individual who is last designated in writing by the Optionee as such Optionee’s Beneficiary under an Option. An Optionee shall designate his or her Beneficiary in writing on his or her Option Agreement. Any subsequent modification of the Optionee’s Beneficiary for an Option shall be in a written executed letter addressed to the Company and shall be effective when it is received and accepted by the Committee, determined in the Committee’s sole discretion.

(b)	Designation of Multiple Beneficiaries. An Optionee may not designate more than one individual as a Beneficiary. To the extent that a designation purports to designate more than one individual as a Beneficiary, the designation shall be null and void.

(c)	No Designated Beneficiary. If, at any time, no Beneficiary has been validly designated by an Optionee, or the Beneficiary designated by the Optionee is no longer living at the time of the Optionee’s death, then the Optionee’s Beneficiary shall be deemed to be the Optionee’s estate, and only the executor or administrator of the estate shall be permitted to exercise the Option.

2.6 Board means the Board of Directors of the Company.

2.7 Cause shall have the same meaning prescribed in an Optionee’s employment agreement if one exists for the Optionee and the employment agreement defines “cause,” if no such agreement exist or the agreement does not contain a definition for “cause,” the term “cause” means the Optionee is terminated for one of the following reasons:

(a)	willful and continued failure to substantially perform assigned duties with the Company within seven (7) days after a written demand for substantial performance is delivered to the Key Employee which identifies the manner in which the Company believes that the Key Employee has not substantially performed his duties;

(b)	unlawful or willful misconduct which is economically injurious to the Company or to any entity in control of, controlled by or under common control with the Company (and its successors);

(c)	indictment for, conviction of, or plea of guilty or nolo contendere to a felony charge;

(d)	drug or alcohol abuse that impairs the Key Employee’s ability to perform the essential duties of his position; and

(e)	engaging in activities that are deemed to be competing with the business of the Company or not in the best interest of the Company.

2.8 Change in Control means the date of:

(a)	Acquisition By Person of Substantial Percentage. The acquisition by a Person (including “affiliates” and “associates” of such Person, but excluding the Company, any “parent” or “subsidiary” of the Company, or any employee benefit plan of the Company or of any “parent” or “subsidiary” of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any “parent” or “subsidiary” of the Company, to constitute the Person the actual or beneficial owner of 51% or more of the Common Stock, but only if such acquisition occurs without approval or ratification by a majority of the members of the Board;

(b)	Disposition of Assets. Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any “subsidiary” of the Company to a Person described in subsection (a) above, but only if such transaction occurs without approval or ratification by a majority of the members of the Board; or

(c)	Substantial Change of Board Members. During any fiscal year of the Company, individuals who at the beginning of such year constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the directors in office at the beginning of the fiscal year.

For purposes of this Section, the terms “affiliate,” “associate,”“parent” and “subsidiary” shall have the respective meanings ascribed to such terms in Rule 12b-2 under Section 12 of the 1934 Act.

2.9 Code means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code includes reference to any successor provision of the Code.

2.10 Committee shall mean the Compensation Committee as appointed by the Board from time to time. The Committee shall be responsible for administering and interpreting the SIP in accordance with Section 3 below.

2.11 Common Stock means the common stock, $0.10 par value per share, of the Company.

2.12 Company means MasTec, Inc. and its subsidiaries or Related Companies.

2.13 Disability means a Participant’s eligibility to receive long-term disability benefits under a plan sponsored by the Company or a Related Company, or if no such plan is applicable, a Participant’s inability to engage in the essential functions of his or her duties due to a medically-determinable physical or mental impairment, illness or injury, which can be expected to result in death or to be of long-continued and indefinite duration as determined in the sole discretion of the Committee.

2.14 Effective Date means May 30, 2003, subject to shareholder approval.

2.15 Exercise Price means the purchase price of the shares of Common Stock underlying a Stock Option.

2.16 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

(a)	Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the last sale price of a share of the Common Stock on the applicable national securities exchange or National Market System on the date of determination at the close of trading on such date. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

(b)	Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the last sale price of the Common Stock on the most recent trade date before the date of determination at the close of trading on such date. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

(c)	Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

        The Committee’s determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this SIP.

2.17 Incentive Stock Option or ISO means an incentive stock option within the meaning of Code §422(b).

2.18 Key Employee means any common law employee who serves as an officer or employee of the Company or a Related Company and who is actively employed at the time Awards are made. As required by law, only employees of the Company and any “parent” or “subsidiary” of the Company (as those terms are defined in Code §424) are eligible to receive ISOs.

2.19 Nonqualified Stock Option or NQSO means an option that is not qualified as an incentive stock option within the meaning of Code §422(b).

2.20 Optionee means a Key Employee who is granted a Stock Option.

2.21 Participant means an Optionee or a Recipient.

2.22 Performance Measures means any one or more of the criteria or measurements by which specific performance goals may be established and performance may be measured, as determined by the Committee in its discretion, pursuant to the provisions of Section 5.2.

2.23 Performance Share means an award of the right, subject to such conditions, restrictions and contingencies as the Committee determines, including specifically the satisfaction of specified Performance Measures, to receive one share of Common Stock in the future.

2.24 Performance Share Agreement means a written agreement signed and dated by the Committee (or its designee) and a Recipient that specifies the terms and conditions of an Award of Performance Shares.

2.25 Person means any individual, organization, corporation, partnership or other entity.

2.26 Recipient means a Key Employee who is awarded Restricted Stock or Performance Shares.

2.27 Related Company means any member within the Company’s controlled group of corporations, as that term is defined in Code §1563(a), in addition to any partnerships, joint ventures, limited liability companies, limited liability partnerships or other entities in which the Company owns more than a 50 percent equity interest.

2.28 Reload Option means a Stock Option granted to a Key Employee who is an Optionee who exercises a previously held Stock Option by surrendering Common Stock for part or all of the Exercise Price, pursuant to the provisions of the SIP.

2.29 Restricted Stock means an Award of Common Stock subject to such conditions, restrictions and contingencies as the Committee determines, including the satisfaction of specified Performance Measures and/or forfeiture provisions.

2.30 Restricted Stock Agreement means a written agreement signed and dated by the Committee (or its designee) and a Recipient that specifies the terms and conditions of an Award of Restricted Stock.

2.31 SIP means this MasTec, Inc. 2003 Employee Stock Incentive Plan.

2.32 Stock Option means an ISO, NQSO or Reload Option, as applicable, granted to a Key Employee under the SIP.

2.33 Stock Option Agreement means a written agreement signed and dated by the Committee (or its designee) and an Optionee that specifies the terms and conditions of a Stock Option or Reload Option.

Section 3

SIP ADMINISTRATION

3.1 General Administration. The SIP shall be administered and interpreted by the Committee (as designated pursuant to Section 3.2). Subject to the express provisions of the SIP, the Committee shall have authority to interpret the SIP, to prescribe, amend and rescind rules and regulations relating to the SIP, to determine the terms and provisions of the Agreements by which Awards shall be evidenced (which shall not be inconsistent with the terms of the SIP), and to make all other determinations necessary or advisable for the administration of the SIP, all of which determinations shall be final, binding and conclusive.

3.2 Appointment of Committee. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more non-employee directors who are deemed independent directors by the Board and who shall meet the following requirements:

(a)	Disinterested Administration for Rule 16b-3 Exemption. During the period any director is serving on the Committee, he shall not be (i) an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the 1934 Act; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a); and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b). The requirements of this subsection are intended to comply with Rule 16b-3 under Section 16 of the 1934 Act or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the SIP shall be deemed modified in a similar manner.

(b)	Outside Director Rule for Compliance with Code Section 162(m). No director serving on the Committee may be a current employee of the Company or a former employee of the Company (or any corporation affiliated with the Company under Code §1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Company (or any Code §1504 affiliated corporation), or shall receive remuneration (directly or indirectly) from such a corporation in any capacity other than as a director. The requirements of this subsection are intended to comply with the “outside director” requirements of Treas. Reg. §1.162-27(e)(3) or any successor regulation, and shall be interpreted and construed in a manner which assures compliance with the “outside” director requirement of Code §162(m)(4)(C)(i).

3.3 Organization. The Committee shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

3.4 Powers of Committee. The Committee may make one or more Awards under the SIP to a Key Employee who shall become a Participant in the SIP. The Committee shall decide to whom and when to grant an Award, the type of Award that it shall grant and the number of shares of Common Stock covered by the Award. The Committee shall also decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee may grant a single Award or an Award in combination with another Award(s) to a Participant. In making Award decisions, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Company’s success and such other factors as the Committee, in its sole discretion, deems relevant.

(a)	In accordance with Section 5 of the SIP, the Committee shall decide whether and to what extent Awards under the SIP shall be structured to conform with Code §162(m) requirements for the exemption applicable to performance-based compensation. The Committee may take any action, establish any procedures and impose any restrictions that it finds necessary or appropriate to conform to Code §162(m). If every member of the Committee does not meet the definition of “outside director” as defined in Code §162(m), the Committee shall form a subcommittee of those members who do meet that definition, and that subcommittee shall have all authority and discretion to act as the Committee to make Awards that conform with Code §162(m).

(b)	The Committee shall interpret the SIP, establish and rescind any rules and regulations relating to the SIP, decide the terms and provisions of any Agreements made under the SIP, and determine how to administer the SIP. The Committee also shall decide administrative methods for the exercise of Stock Options. Each Committee decision shall be final, conclusive and binding on all parties.

(c)	The Committee shall act by a majority of its then members, at a meeting of the Committee or by unanimous written consent. The Committee shall keep adequate records concerning the SIP and the Committee’s proceedings and acts in such form and detail as the Committee may decide.

3.5 Delegation by Committee. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate or delegate all or some of its responsibilities. The Committee also may delegate all or some of its administrative responsibilities and powers to any person or persons it selects. The Committee delegates to the Company’s counsel the authority to document any and all Awards made by the Committee under the SIP by execution of the appropriate agreements. The Committee may revoke any such allocation or delegation at any time.

3.6 Information to be Furnished to Committee. In order for the Committee to discharge its duties, it may require the Company, its Related Companies, Participants and other persons entitled to benefits under the SIP to provide it with certain data and information.

3.7 Indemnification. In addition to such other rights of indemnification that they have as members of the Board or the Committee, the Company shall indemnify the members of the Committee (and any designees of the Committee as permitted under this Section 3), to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney’s fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the SIP or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Company relating to indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members (or their designees) did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company.

Section 4

STOCK SUBJECT TO THE SIP

4.1 Stock Subject to Awards.

        Stock subject to Awards and other provisions of the SIP shall consist of the following:

(a)	authorized but unissued shares of Common Stock;

(b)	shares of Common Stock held by the Company in its treasury which have been reacquired;

(c)	shares of Common Stock purchased by the Company in the open market; or

(d)	shares of Common Stock allocable to the unexercised portion of any expired or terminated Option granted under the SIP again may become available for grants of Options under the SIP.

4.2 Shares of Common Stock Subject to Awards. Subject to adjustment in accordance with the provisions of Section 9, the maximum number of shares of Common Stock that may be issued under the SIP shall equal 2,500,000 shares of Common Stock, plus an increase as of each December 31 (commencing on December 31, 2003) equal to a number of shares equal to the difference between the number of shares subject to grants made under the SIP during the 12-month period ending on such December 31, less any shares subject to grants that again became available for issuance under the SIP due to forfeiture, termination, surrender or other cancellation of the underlying grant without such shares being issued, provided that, notwithstanding the foregoing, in no event shall more than an aggregate of 7,000,000 shares of common stock be authorized for issuance during the term of the SIP (unless the SIP is amended in accordance with its terms and in compliance with all applicable statutes, rules and regulations).

Section 5

PERFORMANCE-BASED COMPENSATION

5.1 Awards of Performance-Based Compensation. At its discretion, the Committee may make Awards to Participants intended to comply with the “performance-based”compensation provisions of Code Section 162(m). Therefore, the number of shares becoming exercisable or transferable or amounts payable with respect to grants of Stock Options, awards of Restricted Stock and/or Performance Shares may be determined based on the attainment of written performance goals approved by the Committee for a performance period. The performance goal shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the goal is attained. The performance goals must be established by the Committee in writing at the time of award. The outcome of the performance goal must be substantially uncertain at the time the Committee establishes the performance goal. Performance goals will be based on the attainment of one or more Performance Measures. To the degree consistent with Code §162(m), the performance goals may be calculated without regard to extraordinary or nonrecurring items.

5.2 Performance Measures. Performance measures may be based on non-GAAP criteria or terms, including, but not limited to, the following: (i) earnings before interest expense, taxes, depreciation and amortization (“EBITDA”); (ii) earnings before interest expense and taxes (“EBIT”); (iii) net earnings; (iv) net income; (v) operating income; (vi) earnings per share; (vii) growth; (viii) return on shareholders’ equity; (ix) capital expenditures; (x) expenses and expense ratio management; (xi) return on investment; (xii) improvements in capital structure; (xiii) profitability of an identifiable business unit or product; (xiv) profit margins; (xv) stock price; (xvi) market share; (xvii) revenues or sales; (xviii) costs; (xix) cash flow; (xx) working capital; (xxi) return on assets; (xxii) economic value added; (xxiii) industry indices; (xxiv) peer group performance; (xxv) asset quality; (xxvi) gross margin; (xxvii) operating profit; and (xxviii) gross or net profit. Performance measures may relate to the Company and/or one or more of its Related Companies, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Code §162, the performance measures may be calculated without regard to extraordinary or nonrecurring items.

5.3 Shareholder Approval. For Awards to constitute performance-based compensation under Code §162(m), the material terms of Performance Measures on which the performance goals are to be based must be disclosed to and subsequently approved by the Company’s shareholders prior to payment of the compensation. Shareholder approval of the SIP is necessary for the Awards to meet the Code §162(m) exemption.

5.4 Code §162(m) Committee and Committee Certification. Awards intended to qualify for exemption as performance-based compensation shall be granted by a committee of “outside directors” as defined in Code §162(m). Pursuant to the provisions of Section 3.1(b) hereof, the Committee may establish a Code §162(m) subcommittee, if necessary, to make such grants. Any payment of compensation with respect to an Award that is intended to be performance-based compensation will be subject to the written certification of the Code §162(m) Committee that the Performance Measures were satisfied prior to the payment of the performance-based compensation. This written certification may include the approved minutes of the Committee meeting in which the certification is made.

Section 6

STOCK OPTIONS

6.1 Stock Option Agreement. When the Committee grants a Stock Option hereunder, it shall prepare (or cause to be prepared) a Stock Option Agreement that specifies the following terms and any additional terms and conditions determined by the Committee and not inconsistent with the SIP:

(a)	the name of the Optionee;

(b)	the total number of shares of Common Stock to which the Stock Option pertains;

(c)	the Exercise Price of the Stock Option;

(d)	the date as of which the Committee granted the Stock Option;

(e)	the type of Stock Option granted;

(f)	the requirements for the Stock Option to become exercisable, such as continuous service, time-based schedule, period and goals for Performance Measures to be satisfied, additional consideration, and forfeiture or cancellation provisions;

(g)	whether Reload Options are available with respect to the Stock Option and if so, any limitations on the granting of or number of successive Reload Options that may be granted with regard to the Stock Option and any Reload Options under the Stock Option; and

(h)	the expiration date of the Option.

6.2 Maximum Number of Shares for Option Awards. Subject to readjustment pursuant to Section 9 of the SIP, the maximum number of shares that may be awarded under Stock Options to any individual during any one calendar year is 750,000 shares. Notwithstanding any other provision of the SIP, subject to readjustment pursuant to Section 9 of the SIP the maximum number of shares that may be awarded as ISOs under the SIP shall be 7,000,000 shares.

6.3 Exercise Price.

(a)	The per share Exercise Price of each ISO shall be 100% of the Fair Market Value of a share of Common Stock as of the date of grant (110% of the Fair Market Value of a share of Common Stock as of the date of grant for an ISO Optionee who owns more than ten percent of the voting power of all classes of stock of either the Company or any “parent” or “subsidiary” of the Company as defined in Code §424).

(b)	The per share Exercise Price of each NQSO shall be 100% of the Fair Market Value of a share of Common Stock as of the date of grant.

6.4 Exercisability.

(a)	General Schedule. Unless the Committee specifies otherwise in the Stock Option Agreement, each Stock Option shall become exercisable according to the following schedule:

As of the following anniversary of the Stock Option's date of grant:	The Stock Option shall become exercisable in the following percentages:
One-year anniversary	33%
Two-year anniversary	33%
Three-year anniversary	34%(entire remaining)

Before the one-year anniversary of the date of grant, no part of the Stock Option is exercisable. Once a portion of a Stock Option is exercisable, that portion continues to be exercisable until the Stock Option expires (as described in Section 6.5 hereof). Fractional shares shall be carried forward to the third-year anniversary grant.

(b)	Other Vesting Requirements. The Committee may impose any other conditions, restrictions, forfeitures and contingencies on awards of Stock Options. Such conditions, restrictions, forfeitures and contingencies may consist of a requirement of continuous service and/or the satisfaction of specified Performance Measures. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes.

(c)	Accelerated Exercisability. The Committee shall always have the power to accelerate the exercisability of any Stock Option granted under the SIP. In the event of one of the following events, any outstanding Stock Options shall immediately become fully exercisable, unless otherwise determined by the Committee and set forth in the applicable Stock Option Agreement:

(i)	the Optionee’s death;

(ii)	the Optionee’s Disability; or

(iii)	a Change of Control of the Company.

6.5 Expiration Date. The Expiration Date of any Stock Option shall be the earliest to occur of the following:

(a)	Maximum Term. The date ten (10) years from the date of grant of the Stock Option (or five (5) years from the date of grant for an ISO for an Optionee who owns more than ten percent of the voting power of all classes of stock of either the Company or any “parent” or “subsidiary” of the Company as defined in Code §424);

(b)	Termination for Cause and Voluntary Termination. The date of the Optionee’s termination of employment with the Company and all Related Companies due to discharge for Cause or voluntary termination (other than retirement after the attainment of age 65 as specified below) by the Optionee;

(c)	Death. The one-year anniversary of the Optionee’s termination of employment with the Company and all Related Companies due to death, or such shorter period as determined by the Committee and set forth in the Stock Option Agreement;

(d)	Disability. The one-year anniversary of the Optionee’s termination of employment with the Company and all Related Companies due to Disability, or such shorter period as determined by the Committee and set forth in the Stock Option Agreement;

(e)	Retirement. The one-year anniversary, or such shorter period as determined by the Committee and set forth in the Stock Option Agreement, of the Optionee’s termination of employment with the Company and all Related Companies due to the retirement after attainment of age 65 or

(f)	Termination of Employment. The ninety (90) day anniversary of the date of the Optionee’s termination of employment with the Company and all Related Companies for any reason other than those specified elsewhere in this Section 6.5, or such shorter period as determined by the Committee and set forth in the Stock Option Agreement;

(g)	Extension of Expiration Date. The Committee shall always have the authority and discretion to extend the Expiration Date of any Stock Option as long as the extended Expiration Date is not later than the tenth anniversary of the date of grant (or five years from the date of grant for an ISO for an Optionee who owns more than ten percent of the voting power of all classes of stock of either the Company or any “parent” or “subsidiary” of the Company as defined in Code §424). To the extent the Committee extends the Expiration Date of an ISO beyond any legal period for ISO tax treatment, the ISO shall automatically convert to a NQSO for the remainder of the extended exercise period.

6.6 Minimum Exercise Amount. Unless the Committee specifies otherwise in the Stock Option Agreement, an Optionee may exercise a Stock Option for less than the full number of shares of Common Stock subject to the Stock Option. However, such exercise may not be made for less than 100 shares or the total remaining shares subject to the Stock Option. The Committee may in its discretion specify other Stock Option terms, including restrictions on frequency of exercise and periods during which Stock Options may not be exercised.

6.7 Payment of Exercise Price. The Optionee must pay the full Exercise Price for shares of Common Stock purchased upon the exercise of any Stock Option at the time of such exercise by one of the following forms of payment:

(a)	cash;

(b)	by surrendering unrestricted previously held shares of Common Stock that have a value equal to the Exercise Price at the time of exercise. The Optionee must have held the surrendered shares of Common Stock for at least six months before their surrender. The Optionee may surrender shares of Common Stock either by attestation or by the delivery of a certificate or certificates for shares duly endorsed for transfer to the Company, and if required by the Committee, with medallion level signature guarantee by a member firm of a national stock exchange, by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require); or

(c)	any combination of the above forms or any other form of payment permitted by the Committee.

6.8 Reload Options. When the Committee grants a Stock Option, it shall designate in the Stock Option Agreement whether a Reload Option accompanies the Stock Option and any limitations that will apply to the granting of a Reload Option. Unless otherwise designated by the Committee in the applicable Stock Option Agreement, a Stock Option shall not be subject to any Reload Options. If it so desires, the Committee may permit multiple, successive Reload Options for a Stock Option, and may designate such in the Stock Option Agreement; but if no number of Reload Options is specified in the Stock Option Agreement that provides for Reload Options, then the Option shall be subject to only one Reload Option. Notwithstanding the terms of any Stock Option Agreement, the Committee shall grant Reload Options only to Participants who are actively employed in good standing by the Company or a Related Company at the time the grant of the Reload Option is to be made. If the Committee has designated a Stock Option as having an accompanying Reload Option, the Committee shall grant a Reload Option for the same number of shares as is surrendered by the Optionee in payment of the Exercise Price (but not for shares surrendered for tax or other withholding obligations) upon exercise of the Stock Option. The Reload Option shall have the same terms and conditions as the related original Stock Option, including the expiration date of the original Stock Option, except that (i) the Exercise Price for a Reload Option shall be the Fair Market Value of the Common Stock as of the date of grant of such Reload Option, and (ii) the Reload Option shall become fully exercisable six months after its date of grant (except as may be limited by ISO requirements).

6.9 Transferability. An Optionee may transfer Stock Options under the SIP only by the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by the Optionee (or a legal representative if the Optionee becomes disabled). After the death of an Optionee, only the executor or administrator of the Optionee’s estate may exercise an outstanding Stock Option.

6.10 Rights as a Shareholder. An Optionee shall first have rights as a shareholder of the Company with respect to shares of Common Stock covered by a Stock Option only when the Optionee has paid the Exercise Price in full and the shares actually have been issued to the Optionee.

Section 7

RESTRICTED STOCK

7.1 Restricted Stock Agreement. When the Committee awards Restricted Stock under the SIP, it shall prepare (or cause to be prepared) a Restricted Stock Agreement that specifies the following terms:

(a)	the name of the Recipient;

(b)	the total number of shares of Common Stock subject to the Award of Restricted Stock;

(c)	the manner in which the Restricted Stock will become nonforfeitable and transferable and a description of any restrictions applicable to the Restricted Stock; and

(d)	the date as of which the Committee awarded the Restricted Stock.

7.2 Maximum Award Per Year. Subject to readjustment pursuant to Section 9 of the SIP, the maximum number of shares that may be awarded as Restricted Stock to any individual during any one calendar year is 750,000 shares.

7.3 Vesting. Unless the Committee specifies in the Restricted Stock Agreement that an alternative vesting schedule shall apply, that other vesting requirements shall apply or that no vesting requirements shall apply, an Award of Restricted Stock shall become vested and nonforfeitable on the third anniversary of the date of grant if the Recipient is an employee of the Company on that date, and before the third anniversary of the date of the Award, no portion of the Restricted Stock shall be vested.

7.4 Other Vesting Requirements. The Committee may impose any other conditions, restrictions, forfeitures and contingencies on awards of Restricted Stock. Such conditions, restrictions, forfeitures and contingencies may consist of a requirement of continuous service and/or the satisfaction of specified Performance Measures. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. The Committee may determine, in accordance with Section 5 of the SIP, whether such vesting requirements will conform with the requirements applicable to performance-based compensation under Code §162(m).

7.5 Accelerated Vesting. The Committee shall always have the right to accelerate vesting of any Restricted Stock awarded under this SIP.

(a)	In the event of one of the following events, any outstanding Awards of Restricted Stock that remain subject to vesting requirements shall immediately become vested pursuant to the provisions of subsection (b) hereof, unless otherwise determined by the Committee and set forth in the applicable Restricted Stock Agreement:

(i)	the Recipient’s death;

(ii)	the Recipient’s Disability; or

(iii)	a Change in Control of the Company.

(b)	If an outstanding Award of Restricted Stock remains subject only to a time-based vesting schedule (i.e., one that requires only that the Recipient remain employed for the passage of a specified time period), then such Award shall immediately become fully vested and nonforfeitable upon one of the events in subsection (a) above. If an outstanding Award of Restricted Stock remains subject to any other type of vesting schedule or requirement (e.g., a performance-based schedule), then upon one of the events in subsection (a) above, a proportion of the shares subject to such Award shall become vested and nonforfeitable, equal to the proportion of the time completed through the date of the applicable event to the performance measurement period for the Award, with target performance level deemed to be achieved as of the date of the applicable event. In the event an Award was originally scheduled without a designated target performance level (e.g., a single performance level or minimum and maximum performance levels), then the performance level that, if met, would have resulted in the least number of shares becoming vested shall be treated as the target level.

7.6 Termination of Employment. Unless the Committee decides otherwise, all shares of Restricted Stock that remain subject to restriction upon the Recipient’s termination of employment, other than shares of Restricted Stock accelerated under Section 7.5(b), shall be forfeited by the Recipient.

7.7 Delivery of Restricted Stock.

(a)	Issuance. The Company shall issue a certificate representing the shares of Restricted Stock within a reasonable period of time after execution of the Restricted Stock Agreement; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to such shares before the issuance thereof, then the date of delivery of the shares shall be extended for the period necessary to take such action. As long as any restrictions apply to the Restricted Stock, the shares of Restricted Stock may be held by the Committee in uncertificated form in a restricted account.

(b)	Legend. Unless the certificate representing shares of the Restricted Stock are deposited with a custodian (as described in subparagraph (c) hereof), each certificate shall bear the following legend (in addition to any other legend required by law):

“The transferability of this certificate and the shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the MasTec, Inc. 2003 Stock Incentive Plan and a Restricted Stock Agreement dated __________, ____, between ________________ and MasTec, Inc. The Plan and the Restriction Agreement are on file in the office of the Chief Financial Officer of MasTec, Inc.”

Such legend shall be removed or canceled from any certificate evidencing shares of Restricted Stock as of the date that such shares become nonforfeitable.

(c)	Deposit with Custodian. As an alternative to delivering a stock certificate to the Recipient, the Committee may deposit or transfer such shares electronically to a custodian designated by the Committee. The Committee shall cause the custodian to issue a receipt for the shares to the Recipient for any Restricted Stock so deposited. The custodian shall hold the shares and deliver the same to the Recipient in whose name the Restricted Stock evidenced thereby are registered only after such shares become nonforfeitable.

7.8 Transferability. Unless the Committee specifies otherwise in the Restricted Stock Agreement, a Recipient may not sell, exchange, transfer, pledge, hypothecate or otherwise dispose of shares of Restricted Stock awarded under this SIP while such shares are still subject to restriction.

7.9 Effect of Restricted Stock Award. Upon issuance of the shares of the Restricted Stock, the Recipient shall have immediate rights of ownership in the shares of Restricted Stock, including the right to vote the shares and the right to receive dividends with respect to the shares, notwithstanding any outstanding restrictions on the Restricted Stock.

Section 8

PERFORMANCE SHARES

8.1 Performance Share Agreement. When the Committee awards Performance Shares under the SIP, the Committee shall prepare (or cause to be prepared) a Performance Share Agreement that specifies the following terms:

(a)	the name of the Recipient;

(b)	the total number of Performance Shares awarded;

(c)	the period over which performance is to be measured, which may be of a short-term or long-term duration;

(d)	the specific Performance Measures upon satisfaction of which the Performance Shares are to become vested and nonforfeitable;

(e)	the specific dates as of which Performance Measures are to be measured;

(f)	whether the awarded Performance Shares are eligible for dividend credit (as provided in Section 8.4 below); and

(g)	the date as of which the Committee awarded the Performance Shares.

8.2 Maximum Award Per Year. Subject to readjustment pursuant to Section 9 of the SIP, the maximum number of shares that may be awarded as Performance Shares to any individual during any one calendar year is 750,000 shares.

8.3 Performance Share Account. When the Committee awards Performance Shares hereunder, the Company shall establish a bookkeeping account for the Recipient that shall accurately reflect the number of Performance Shares awarded to the Recipient.

8.4 Dividend Credits. Unless otherwise determined by the Committee, on each date on which a dividend is distributed by the Company on shares of Common Stock (whether paid in cash, Common Stock or other property), the Recipient’s Performance Share account shall be credited with an additional whole or fractional number of Performance Shares as a dividend credit. The number of additional Performance Shares to be credited shall be determined by dividing the product of the dividend value times the number of Performance Shares standing in the Recipient’s account on the dividend record date by the Fair Market Value of the Common Stock on the date of the distribution of the dividend (i.e., dividend amount x number of whole and fractional Performance Shares as of the dividend record date / Fair Market Value of Common Stock as of dividend distribution date). Accounts shall be maintained and determinations shall be calculated to three decimal places.

8.5 Vesting. The Committee shall specify in the Performance Share Agreement the manner in which Performance Shares shall vest and become nonforfeitable, as well as any conditions, restrictions, forfeitures and contingencies to which the Performance Shares are subject. Such conditions, restrictions, forfeitures and contingencies may consist of a requirement of continuous service and the satisfaction of specified Performance Measures. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. The Committee may determine, in accordance with Section 5 of the SIP, whether such vesting requirements will conform with the requirements applicable to performance-based compensation under Code §162(m).

8.6 Accelerated Vesting. The Committee shall always have the right to accelerate vesting of any Performance Shares awarded under this SIP.

(a)	In the event of one of the following events, any outstanding Awards of Performance Shares that remain subject to vesting requirements shall immediately become vested pursuant to the provisions of subsection (b) hereof, unless otherwise determined by the Committee and set forth in the applicable Performance Share Agreement:

(i)	the Recipient’s death;

(ii)	the Recipient’s Disability; or

(iii)	a Change in Control of the Company.

(b)	If an outstanding Award of Performance Shares remains subject to performance criteria, then upon one of the events in subsection (a) above, a proportion of the shares subject to such Award shall become vested and nonforfeitable, equal to the proportion of the time completed through the date of the applicable event to the performance measurement period for the Award, with target performance level deemed to be achieved as of the date of the applicable event. In the event an Award was originally scheduled without a designated target performance level (e.g., a single performance level or minimum and maximum performance levels), then the performance level that, if met, would have resulted in the least number of shares becoming vested shall be treated as the target level.

8.7 Termination of Employment. Unless the Committee decides otherwise, all shares of Performance Shares that remain subject to restriction upon the Recipient’s termination of employment, other than Performance Shares accelerated under Section 8.6(b), shall be forfeitedby the Recipient.

8.8 Delivery of Common Stock. Upon vesting, Performance Shares shall be converted into Common Stock and the Common Stock shall be issued to the Recipient. Any fractional Performance Share that becomes vested shall be paid to the Recipient in cash based upon the Fair Market Value of an equivalent fraction of a share of the Common Stock on such date. Upon actual issuance of the shares of the Performance Shares, the Recipient shall have immediate rights of ownership in the shares of Performance Shares, including the right to vote the shares and the right to receive dividends with respect to the shares, notwithstanding any outstanding restrictions on the Performance Shares.

8.9 Transferability. A Recipient may not sell, exchange, transfer, pledge, hypothecate or otherwise dispose of Performance Shares awarded under this SIP.

8.10 Waiver of Restrictions. The Committee may elect, in its sole discretion, to waive any or all restrictions with respect to an award of Performance Shares.

Section 9

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

9.1 Certain Corporate Transactions.

(a)	Recapitalization. If the Company is involved in a corporate transaction or any other event which affects the Common Stock (including, without limitation, any recapitalization, reclassification, reverse or forward stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), then the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards as follows:

(i)	The Committee shall take action to adjust the number and kind of shares of Common Stock that are issuable under the SIP;

(ii)	The Committee shall take action to adjust the number and kind of shares of Common Stock subject to outstanding Awards;

(iii)	The Committee shall take action to adjust the Exercise Price of outstanding Stock Options; and

(iv)	The Committee shall make any other equitable adjustments.

Only whole shares of Common Stock shall be issued in making the above adjustments. Further, the number of shares available under the SIP or the number of shares of Common Stock subject to any outstanding Awards shall be the next lower number of shares, so that fractions are rounded downward. Any adjustment to or assumption of ISOs under this Section shall be made in accordance with Code §424. If the Company issues any rights or warrants to subscribe for additional shares pro rata to holders of outstanding shares of the class or classes of stock then set aside for the SIP, then each Optionee shall be entitled to the same rights or warrants on the same basis as holders of outstanding shares with respect to such portion of the Optionee’s Stock Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

(b)	Reorganization. If the Company is part of any reorganization involving merger, consolidation, acquisition of the Common Stock or acquisition of the assets of the Company, the Committee, in its discretion, may decide that:

(i)	any or all outstanding Awards granted under the SIP shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to each such Award would have been entitled;

(ii)	any or all outstanding Stock Options granted hereunder shall become immediately fully exercisable (to the extent permitted under federal or state securities laws);

(iii)	any or all Stock Options granted hereunder shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall be terminated after giving at least 30 days’ notice to the Participants to whom such Stock Options have been granted; and/or

(iv)	any or all awards of Restricted Stock and Performance Shares hereunder shall become immediately fully vested, nonforfeitable and/or payable.

(c)	Limits on Adjustments. Any issuance by the Company of stock of any class other than the Common Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Stock Option, except as specifically provided otherwise in this SIP. The grant of Awards under the SIP shall not affect in any way the right or authority of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this SIP shall be conclusive.

Section 10

SIP OPERATION

10.1 Compliance with Other Laws and Regulations. Distribution of shares of Common Stock under the SIP shall be subject to the following:

(a)	Notwithstanding any other provision of the SIP, the Company shall not be required to issue any shares of Common Stock under the SIP unless such issuance complies with all applicable laws (including, without limitation, the requirements of the 1933 Act and Section 16 of the 1934 Act) and the applicable requirements of any securities exchange or similar entity.

(b)	When the SIP provides for issuance of Common Stock, the Company may issue shares of Common Stock on a noncertificated basis as long as it is not prohibited by applicable law or the applicable rules of any stock exchange.

(c)	The Company may require a Participant to submit evidence that the Participant is acquiring shares of Common Stock for investment purposes.

10.2 Tax Withholding. The Participant must pay to the Company an amount necessary to cover the minimum required income tax and other withholdings before the Company shall issue Common Stock under the SIP. The Participant may satisfy the withholding requirements by any one or combination of the following methods:

(a)	payment in cash; or

(b)	payment by surrendering unrestricted previously held shares of Common Stock which have a value equal to the required withholding amount. The Optionee must have held the surrendered shares of Common Stock for at least six months before their surrender. The Optionee may surrender shares of Common Stock either by attestation or by the delivery of a certificate or certificates for shares duly endorsed for transfer to the Company, and if required, with medallion level signature guarantee by a member firm of a national stock exchange, by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require).

10.3 Limitation of Implied Rights. The SIP is not a contract of employment. A Key Employee selected as a Participant shall not have the right to be retained as an employee of the Company or any Related Company and shall not have any right or claim under the SIP, unless such right or claim has specifically accrued under the terms of the SIP.

10.4 Conditions of Participation in the SIP. When the Committee makes an Award, it shall require a Participant to enter into an Agreement in a form specified by the Committee, agreeing to the terms and conditions of the Award and to such additional terms and conditions, not inconsistent with the terms and conditions of the SIP, as the Committee may, in its sole discretion, prescribe. If there is a conflict between any provision of an Agreement and the SIP, the SIP shall control.

10.5 Evidence. Anyone required to give evidence under the SIP may give such evidence by certificate, affidavit, document or other information which the person acting on the evidence considers pertinent, reliable and signed, made or presented by the proper party or parties.

10.6 Amendment and Termination of the SIP and Agreements. The Board may amend, modify or terminate the SIP at any time. No such amendment, modification or termination shall result in the SIP as a whole being subject to variable, or other adverse, accounting treatment or adversely affect, in any way, the rights of individuals who have outstanding Awards unless such individuals consent to such amendment or termination or such amendment or termination is necessary to comply with applicable law. The Committee may amend any Agreement that it previously has authorized under the SIP if the amended Agreement is signed by the Company and the applicable Participant.

10.7 Gender and Number; Headings. Words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular. The headings in this SIP are for convenience of reference. Headings are not a part of the SIP and shall not be considered in the construction hereof.

10.8 Legal References. Any reference in this SIP to a provision of law which is later revised, modified, finalized or redesignated, shall automatically be considered a reference to such revised, modified, finalized or redesignated provision of law.

10.9 Notices. In order for a Participant or other individual to give notice or other communication to the Committee, the notice or other communication shall be in the form specified by the Committee and delivered to the location designated by the Committee in its sole discretion.

10.10 Governing Law. The SIP is governed by and shall be construed in accordance with the laws of the State of Florida.

APPENDIX C

MASTEC, INC.

2003 STOCK INCENTIVE PLAN FOR NON-EMPLOYEES

Section 1

PURPOSE

1.1 Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging Directors who are not employees and nonemployee advisors and consultants to the Company to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue to serve as Directors and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting persons of outstanding quality to service on the Board and on the boards of directors of Related Companies. The Company also intends to permit grants or awards to nonemployee advisors to provide incentive to continue to serve the Company.

1.2 Awards Available Under the Plan. The Plan permits grants of nonqualified stock options (“NQSOs”). NQSOs are options that do not qualify as “incentive stock options” under Code Section 422 and are subject to taxation under Code §83.

1.3 Effective Date and Term of the Plan. The Board of Directors of the Company adopted the Plan on April 21, 2003, to become effective as of May 30, 2003 (the “Effective Date”), contingent upon the approval of the shareholders of the Company at the May 30, 2003 annual shareholders meeting. Unless earlier terminated by the Company, the Plan shall remain in effect until the tenth anniversary of the Effective Date or May 30, 2013. Notwithstanding its termination, the Plan shall remain in effect with respect to Options as long as any Options are outstanding.

1.4 Operation, Administration and Definitions. The operation and administration of the Plan are subject to the provisions of this plan document. Capitalized terms used in the Plan are defined in Section 2 below or may be defined within the Plan.

1.5 Legal Compliance. The Plan is intended to comply with the requirements for exemption of stock options under the provisions of Rule 16b-3 under the 1934 Act.

Section 2

DEFINITIONS

        The following words and phrases as used in this Plan shall have the meanings set forth in this Section unless a different meaning is clearly required by the context:

2.1 1933 Act shall mean the Securities Act of 1933, as amended.

2.2 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

2.3 Advisor shall mean any individual who serves as an advisor or consultant to the Company or a Related Company under a relationship other than that of a common law employee of the Company or a Related Company (including but not limited to independent contractors.)

2.4 Agreement means an Option Agreement, the terms and conditions of which have been established by the Committee, and which has been entered into between the Company and an individual Director or Advisor.

2.5 Beneficiary shall mean, with respect to an Optionee:

(a)	Designation of Beneficiary. An Optionee’s Beneficiary shall be the individual who is last designated in writing by the Optionee as such Optionee’s Beneficiary under an Option. An Optionee shall designate his or her Beneficiary in writing on his or her Option Agreement. Any subsequent modification of the Optionee’s Beneficiary for an Option shall be in a written executed letter addressed to the Company and shall be effective when it is received and accepted by the Committee, determined in the Committee’s sole discretion.

(b)	Designation of Multiple Beneficiaries. An Optionee may not designate more than one individual as a Beneficiary. To the extent that a designation purports to designate more than one individual as a Beneficiary, the designation shall be null and void.

(c)	No Designated Beneficiary. If, at any time, no Beneficiary has been validly designated by an Optionee, or the Beneficiary designated by the Optionee is no longer living at the time of the Optionee’s death, then the Optionee’s Beneficiary shall be deemed to be the Optionee’s estate, and only the executor or administrator (or a trustee designated by the executor) of the estate shall be permitted to exercise the Option.

2.6 Board shall mean the Board of Directors of MasTec, Inc.

2.7 Change of Control shall mean the date of:

(a)	Acquisition By Person of Substantial Percentage. The acquisition by a Person (including “affiliates” and “associates” of such Person, but excluding the Company, any “parent” or “subsidiary” of the Company, or any employee benefit plan of the Company or of any “parent” or “subsidiary” of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any “parent” or “subsidiary” of the Company, to constitute the Person the actual or beneficial owner of 51% or more of the Common Stock, but only if such acquisition occurs without approval or ratification by a majority of the members of the Board;

(b)	Disposition of Assets. Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any “subsidiary” of the Company to a Person described in subsection (a) above, but only if such transaction occurs without approval or ratification by a majority of the members of the Board; or

(c)	Substantial Change of Board Members. During any fiscal year of the Company, individuals who at the beginning of such year constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the directors in office at the beginning of the fiscal year.

For purposes of this Section, the terms “affiliate,” “associate,”“parent” and “subsidiary” shall have the respective meanings ascribed to such terms in Rule 12b-2 under Section 12 of the 1934 Act.

2.8 Code shall mean the Internal Revenue Code of 1986, as amended. A reference to a section of the Code shall include all regulations, rulings and other authority issued thereunder.

2.9 Committee shall mean the Compensation Committee as appointed by the Board from time to time. The Committee shall be responsible for administering and interpreting the Plan in accordance with Section 3 below.

2.10 Common Stock shall mean the par value $0.10 common stock of the Company.

2.11 Company shall mean MasTec, Inc. and its subsidiaries or any Related Company.

2.12 Director shall mean an individual who (i) is serving as a member of the Board and (ii) is not and never has been either an officer or common law employee of the Company or a Related Company. For purposes of the Plan, a “common law employee” is an individual whose wages are subject to withholding of federal income taxes under Code Section 3401, and an “officer” is an individual elected or appointed by the Board or chosen in such other manner as may be prescribed in the bylaws of the Company to serve as such.

2.13 Effective Date shall mean May 30, 2003, subject to shareholder approval.

2.14 Exercise Price shall mean the purchase price of the shares of Common Stock underlying an Option.

2.15 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

(a)	Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the last sale price of a share of the Common Stock on the applicable national securities exchange or National Market System on the date of determination at the close of trading on such date. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

(b)	Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the last sale price of the Common Stock on the most recent trade date before the date of determination at the close of trading on such date. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

(c)	Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

        The Committee’s determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

2.16 NQSO shall mean a nonqualified stock option to purchase shares of the Common Stock, which is an option to which Code §422 (relating to certain incentive stock options) does not apply.

2.17 Option shall mean a NQSO granted to an individual pursuant to the terms and provisions of this Plan.

2.18 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee, the number of shares of stock subject to such Option and other terms and conditions of the Option.

2.19 Optionee shall mean any nonemployee Director or Advisor who is granted an Option pursuant to the terms and provisions of this Plan.

2.20 Person shall mean any individual, organization, corporation, partnership or other entity.

2.21 Plan shall mean this MasTec, Inc. 2003 Stock Incentive Plan For Non-Employees.

2.22 Related Company means any member within the Company’s controlled group of corporations, as that term is defined in Code §1563(a), in addition to any partnerships, joint ventures, limited liability companies, limited liability partnerships or other entities in which the Company owns more than a 50 percent interest.

Section 3

ADMINISTRATION

3.1 General Administration. The Plan shall be administered and interpreted by the Committee (as designated pursuant to Section 3.2). Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

3.2 Appointment. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more non-employee directors who shall meet the following requirements. During the period any director is serving on the Committee, he shall not (i) be an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the 1934 Act; (iii) possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a); and (iv) be engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b). The requirements of this subsection are intended to comply with Rule 16b-3 under Section 16 of the 1934 Act or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner.

3.3 Organization. The Committee shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

3.4 Powers of Committee. The Committee may grant one or more Options under the terms of the Plan to Advisors. Except for the formula grant provisions of Section 6.4 of the Plan, the Committee shall decide to whom and when to grant an Option and the number of shares of Common Stock covered by the Option. In making decisions, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Company’s success and such other factors as the Committee, in its sole discretion, deems relevant.

(a)	The Committee shall interpret the Plan, establish and rescind any rules and regulations relating to the Plan, decide the terms and provisions of any Option Agreements made under the Plan, and determine how to administer the Plan. The Committee also shall decide administrative methods for the exercise of Options. Each Committee decision shall be final, conclusive and binding on all parties.

(b)	The Committee shall act by a majority of its then members, at a meeting of the Committee or by unanimous written consent. The Committee shall keep adequate records concerning the Plan and the Committee’s proceedings and acts in such form and detail as the Committee may decide.

3.5 Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee (and any designees of the Committee as permitted under this Section 3), to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys’ fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

Section 4

STOCK

4.1 Stock Subject to Options. The Common Stock subject to Options and other provisions of the Plan shall consist of the following:

(a)	authorized but unissued shares of Common Stock;

(b)	shares of Common Stock held by the Company in its treasury which have been reacquired;

(c)	shares of Common Stock purchased by the Company in the open market; or

(d)	shares of Common Stock allocable to the unexercised portion of any expired or terminated Option granted under the Plan again may become available for grants of Options under the Plan.

4.2 Number of Shares Available for Options. Subject to readjustment in accordance with the provisions of Section 7, the total number of shares of Common Stock for which Options may be granted under the Plan shall be 1,000,000 shares of Common Stock, plus an increase as of each December 31 (commencing on December 31, 2003) equal to a number of shares equal to the difference between the number of shares subject to grants made under the Plan during the 12-month period ending on such December 31, less any shares subject to grants that again became available for issuance under the Plan due to forfeiture, termination, surrender or other cancellation of the underlying grant without such shares being issued.

Section 5

ELIGIBILITY TO RECEIVE AND GRANT OF OPTIONS

5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be solely those individuals who are Directors (as defined in Section 2.12 of the Plan) or Advisors (as defined in Section 2.3 of the Plan). Such Directors and Advisors shall receive Options hereunder in accordance with the provisions of Sections 5.2 and 5.3 below.

5.2 Formula Grants of Options. Effective upon the Effective Date, Options shall be granted to Directors (as defined in Section 2.12 of the Plan) in accordance with the following formulas:

(a)	Option Upon Initially Becoming a Director. Upon initially becoming a Director and each reelection to serve a three-year term as a Director, the Director shall be granted an Option to purchase 20,000 shares of Common Stock as of the first business day of the month following appointment or election, with such Option subject to the provisions of Section 6 below. Options granted under this subsection shall be evidenced by an Option Agreement.

(b)	Service Option Grants. As each Director begins a service year in which the Director does not receive an Option grant pursuant to Section 5.2(a) above, the Director shall be granted an Option to purchase 7,500 shares of Common Stock as of the first business day of the month following the date of the annual shareholders meeting, with such Option subject to the provisions of Section 6 below. Options granted under this subsection shall be evidenced by an Option Agreement.

(c)	Insufficient Shares. In the event that the number of shares available for grants under the Plan is insufficient to make all grants provided herein on the applicable date, then all those who become entitled to a grant on such date shall share ratably in the number of shares then available for grant under the Plan.

5.3 Discretionary Grants of Options. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, Advisors (as defined in Section 2.3 of the Plan) to whom Options will be granted, the Exercise Price of the shares covered by any Options granted, and the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon). In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals to whom Options may be granted, their present and potential contributions to the Company’s success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of common stock subject to such Option, the exercise price of the Option, the term of the Option and any restrictions, conditions, forfeitures or cancellation provisions. The Committee may grant, at any time, new Options to an Optionee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, or have expired. No individual shall have any claim or right to be granted Options under the Plan.

Section 6

TERMS AND CONDITIONS OF OPTIONS

        Unless otherwise provided by the Committee, Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Exercise Price, the Beneficiary of the Optionee, and the date as of which the Option was granted under this Plan.

6.3 Exercise Price. Except as determined by the Committee with respect to Options granted under Section 5 above, the Exercise Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted; provided, in no case shall the Exercise Price be less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Option was granted under this Plan as noted in the Option Agreement shall be considered the date on which such Option is granted.

6.4 Exercisability of Options.

(a)	Formula Grants. Each Option granted under Section 5.2 shall first become exercisable with respect to such portions of the shares subject to such Option as are specified in the schedule set forth hereinbelow:

(i)	Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 33 percent (rounded down to the nearest whole number) of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

(ii)	Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 33 percent (rounded down to the nearest whole number) of the shares subject to the Option.

(iii)	Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to the Option.

(iv)	Notwithstanding the above, any Options previously granted to an Optionee shall become immediately exercisable for 100% of the number of shares subject to the Options upon a Change of Control.

(b)	Discretionary Grants. Unless the Committee specifies otherwise in the Option Agreement, each Option granted under Section 5.3 shall first become exercisable with respect to such portions of the shares subject to such Option as are specified in the schedule set forth herein below:

(i)	Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 33 percent (rounded down to the nearest whole number) of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

(ii)	Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 33 percent (rounded down to the nearest whole number) of the shares subject to the Option.

(iii)	Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to the Option.

(iv)	Notwithstanding the above, any Options previously granted to an Optionee shall become immediately exercisable for 100% of the number of shares subject to the Options upon a Change of Control.

        Other than as provided above, if an Optionee ceases to be a Director or Advisor of the Company, his rights with regard to all then unexercised Options shall cease immediately.

6.5 Expiration Date. The Expiration Date of any Option shall be the earliest to occur of the following:

(a)	Maximum Term. The date ten (10) years from the date of grant of the Option;

(b)	Death. Unless the Committee specifies otherwise in the Option Agreement, the one-year anniversary of the Optionee’s termination of service with the Company and all Related Companies due to death; or

(c)	Termination of Service as Director or Advisor. Unless the Committee specifies otherwise in the Option Agreement, the one-year anniversary of the Optionee’s termination of service as a Director or Advisor of the Company other than as provided under Section 6.5(b) above.

6.6 Minimum Exercise Amount. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

6.7 Payment of Exercise Price. The Optionee must pay the full Exercise Price for shares of Common Stock purchased upon the exercise of any Option at the time of such exercise by one of the following forms of payment:

(a)	cash;

(b)	by surrendering unrestricted previously held shares of Common Stock that have a fair market value equal to the Exercise Price at the time of exercise. The Optionee must have held the surrendered shares of Common Stock for at least six (6) months before their surrender. The Optionee may surrender shares of Common Stock either by attestation or by the delivery of a certificate or certificates for shares duly endorsed for transfer to the Company, and if required by the Committee, with medallion level signature guarantee by a member firm of a national stock exchange, by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require); or

(c)	any combination of the above forms or any other form of payment permitted by the Committee.

6.8 Transferability. Unless the Committee specifies otherwise in the Option Agreement, an Optionee may transfer Options only by the laws of descent and distribution. After the death of an Optionee, only a named Beneficiary or the executor or administrator of the Optionee’s estate may exercise an outstanding Option.

6.9 Rights as a Shareholder. An Optionee shall first have rights as a shareholder of the Company with respect to shares of Common Stock covered by an Option only when the Optionee has paid the Exercise Price in full and the shares actually have been issued to the Optionee.

Section 7

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

7.1 Certain Corporate Transactions.

(a)	Recapitalization. If the Company is involved in a corporate transaction or any other event which effects the Common Stock (including, without limitation, any recapitalization, reclassification, reverse or forward stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), then the Committee shall adjust outstanding Options to preserve the benefits or potential benefits of the Options as follows:

(i)	The Committee shalltake action to adjust the number and kind of shares of Common Stock that are issuable under the Plan;

(ii)	The Committee shall take action to adjust the number and kind of shares of Common Stock subject to outstanding Options;

(iii)	The Committee shall take action to adjust the Exercise Price of outstanding Options; and

(iv)	The Committee shall make any other equitable adjustments.

Only whole shares of Common Stock shall be issued in making the above adjustments. Further, the number of shares available under the Plan or the number of shares of Common Stock subject to any outstanding Options shall be the next lower number of shares, so that fractions are rounded downward. If the Company issues any rights or warrants to subscribe for additional shares pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, then each Optionee shall be entitled to the same rights or warrants on the same basis as holders of outstanding shares with respect to such portion of the Optionee’s Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

(b)	Reorganization. If the Company is part of any reorganization involving merger, consolidation, acquisition of the Common Stock or acquisition of the assets of the Company, the Committee, in its discretion, may decide that:

(i)	any or all outstanding Options granted under the Plan shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to each such Option would have been entitled;

(ii)	any or all outstanding Options granted hereunder shall become immediately fully exercisable (to the extent permitted under federal or state securities laws); and/or

(iii)	any or all Options granted hereunder shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall be terminated after giving at least 30 days’ notice to the Directors and Advisors to whom such Options have been granted.

(c)	Limits on Adjustments. Any issuance by the Company of stock of any class other than the Common Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Plan. Option grants under the Plan shall not affect in any way the right or authority of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Plan shall be conclusive.

Section 8

PLAN OPERATION

8.1 Compliance with Other Laws and Regulations.

Distribution of shares of Common Stock under the Plan shall be subject to the following:

(a)	Notwithstanding any other provision of the Plan, the Company shall not be required to issue any shares of Common Stock under the Plan unless such issuance complies with all applicable laws (including, without limitation, the requirements of the 1933 Act and Section 16 of the 1934 Act) and the applicable requirements of any securities exchange or similar entity.

(b)	When the Plan provides for issuance of Common Stock, the Company may issue shares of Common Stock on a noncertificated basis as long as it is not prohibited by applicable law or the applicable rules of any stock exchange.

(c)	The Company may require an Optionee to submit evidence that the Optionee is acquiring shares of Common Stock for investment purposes.

8.2 Limitation of Implied Rights. The Plan is not a contract of employment or a contract for continued service as a Director or an Advisor. Neither a Director nor an Advisor selected as an Optionee shall have the right to be retained as a director or an advisor of the Company or any Related Company and shall not have any right or claim under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

8.3 Evidence. Anyone required to give evidence under the Plan may give such evidence by certificate, affidavit, document or other information which the person acting on the evidence considers pertinent, reliable and signed, made or presented by the proper party or parties.

8.4 Amendment and Termination of the Plan and Agreements. The Board may amend, modify or terminate the Plan at any time. No such amendment, modification or termination shall result in the Plan as a whole being subject to variable, or other adverse, accounting treatment or adversely affect, in any way, the rights of individuals who have outstanding Options unless such individuals consent to such amendment or termination or such amendment or termination is necessary to comply with applicable law. The Committee may amend any Agreement that it previously has authorized under the Plan if the amended Agreement is signed by the Company and the applicable Optionee.

8.5 Gender and Number; Headings. Words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular. The headings in this Plan are for convenience of reference. Headings are not a part of the Plan and shall not be considered in the construction hereof.

8.6 Legal References. Any reference in this Plan to a provision of law which is later revised, modified, finalized or redesignated, shall automatically be considered a reference to such revised, modified, finalized or redesignated provision of law.

8.7 Notices. In order for a Director or Advisor or other individual to give notice or other communication to the Committee, the notice or other communication shall be in the form specified by the Committee and delivered to the location designated by the Committee in its sole discretion.

8.8 Governing Law. The Plan is governed by and shall be construed in accordance with the laws of the State of Florida.

ADOPTED BY BOARD OF DIRECTORS ON April 21, 2003

TO BE APPROVED BY SHAREHOLDERS ON MAY 30, 2003

MasTec 3155 NW 77th AVENUE MIAMI, FL 33122

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site.  You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call.  You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL - Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MasTec, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK			MASTEC		KEEP THIS PORTION FOR YOUR RECORDS
.	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED				DETACH AND RETURN THIS PORTION ONLY
MasTec, Inc.

(1)     Election of three (3) Class II Directors as described in the Proxy Statement of the Board of Directors.  The Board of Directors recommends a vote FOR ALL nominees listed below.

            The nominees are:
            Austin J. Shanfelter, William N. Shiebler, John Van Heuvelen

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below: ____________________________________

(2)     Approve the adoption of the MasTec, Inc. 2003 Employee Stock Incentive Plan, as more fully described in the Proxy Statement.  The Board of Directors recommends a vote FOR the 2003 Employee Stock Incentive Plan.

					For ☐	Against ☐	Abstain ☐

(3)     Approve the adoption of the MasTec, Inc. 2003 Stock Incentive Plan For Non-Employees, as more fully described in the Proxy Statement.  The Board of Directors recommends a vote FOR the 2003 Stock Incentive Plan for Non-Employees.

					For ☐	Against ☐	Abstain ☐

(4) In the Proxies' discretion, upon any other business that may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

Receipt of the Notice and Proxy Statement for the 2003 Annual Meeting of Shareholders and MasTec's Annual Report on Form 10-K for the year ended December 31, 2002 is acknowledged.

    (Please sign exactly as your name or names appear on this proxy.  When signing as executor, guardian, trustee, joint owners, agent, authorized representative or a corporate owner, or other representative, please give your full title as such.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS SOLICITED BY THE BOARD OF DIRECTORS OF MASTEC, INC.

The undersigned hereby constitutes and appoints Donald P. Weinstein and Christina Canales (the "Proxies"), or any one of them, with full power of substitution, attorneys and proxies for the undersigned, to vote all shares of common stock of MasTec, Inc. ("MasTec") that the undersigned would be entitled to vote at the 2003 Annual Meeting of Shareholders to be held at MasTec's corporate offices, 3155 N.W. 77th Avenue, Miami, Florida 33122, at 9:30 a.m. on Friday, May 30, 2003, or any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including, but not limited to, the matters stated on the reverse side.

If shares of MasTec common stock are issued to or held for the account of the undersigned under the MasTec 401(k) Retirement Plan (the "401(k) Plan"), then the undersigned hereby directs the Trustee of the 401(k) Plan to vote all shares of MasTec common stock in the undersigned's name and/or account under the 401(k) Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including, but not limited to, the matters stated on the reverse side.

ANY PROPER PROXY RECEIVED BY MASTEC AS TO WHICH NO CHOICE HAS BEEN INDICATED WILL BE VOTED BY THE PROXIES "FOR ALL" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS NUMBERED 2 AND 3 SET FORTH ON THE REVERSE SIDE AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.  YOUR PROXY CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD OR FOLLOW THE INSTRUCTIONS FOR INTERNET OR TELEPHONE VOTING SET FORTH ON THE REVERSE SIDE.

(Continued and to be signed on reverse)